                                                                    Exhibit 99.1

                            Global Structured Finance

                                  BoAMS 2005-E
                                    5-1 ARMs

                                   883 records
                              Balance: 467,369,701
                                May 5, 2005 08:37
--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Original Balance          Loans       Balance      Balance     Balance    Coupon    Score    Score    Score       LTV       LTV
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            356   $144,317,093      30.88%    $405,523    5.267%     631      738      837       20.10%     72.89%
450,001 - 550,000            246    121,672,070      26.03      494,674    5.265      624      740      815       23.95      73.12
550,001 - 650,000            135     80,494,195      17.22      596,358    5.261      632      744      814       12.17      71.34
650,001 - 750,000             64     44,699,069       9.56      700,619    5.201      626      742      815       34.09      73.28
750,001 - 850,000             23     18,359,449       3.93      798,279    5.212      697      748      806       34.63      67.58
850,001 - 950,000             24     21,630,275       4.63      901,346    5.259      666      754      813       37.06      69.68
950,001 - 1,050,000           27     26,727,549       5.72      991,267    5.177      685      756      815       40.82      66.64
1,050,001 - 1,150,000          2      2,255,000       0.48    1,127,500    4.999      704      721      738       62.39      65.00
1,150,001 - 1,250,000          6      7,215,000       1.54    1,202,500    5.121      702      738      780       45.19      58.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%    $529,593    5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------
                                      W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Original Balance           LTV      Maturity   Age
----------------------------------------------------
350,001 - 450,000         95.00%         359    0
450,001 - 550,000         95.00          359    0
550,001 - 650,000         80.00          357    0
650,001 - 750,000         90.00          359    1
750,001 - 850,000         80.00          360    0
850,001 - 950,000         80.00          359    1
950,001 - 1,050,000       80.00          360    0
1,050,001 - 1,150,000     67.58          359    1
1,150,001 - 1,250,000     70.00          359    1
----------------------------------------------------
Total:                    95.00%         359    0
----------------------------------------------------

Average: $529,593.20
Lowest: $359,750.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Gross Coupon             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500                  1       $575,014       0.12%    $575,920    3.500%     752      752      752       80.00%     80.00%
3.501 - 3.625                  1        429,338       0.09      430,000    3.625      795      795      795       63.47      63.47
3.626 - 3.750                  1        428,000       0.09      428,000    3.750      684      684      684       79.55      79.55
3.751 - 3.875                  4      2,146,416       0.46      537,250    3.875      692      734      773       75.24      79.12
3.876 - 4.000                  4      2,158,334       0.46      539,828    4.000      709      730      763       56.20      71.75
4.001 - 4.125                  9      4,750,474       1.02      528,139    4.125      694      748      790       37.74      68.55
4.126 - 4.250                  7      3,741,521       0.80      534,586    4.250      638      742      783       42.98      69.04
4.251 - 4.375                 14      8,037,370       1.72      574,157    4.375      724      771      813       53.84      75.90
4.376 - 4.500                 17      8,831,352       1.89      519,491    4.500      672      749      811       33.33      71.87
4.501 - 4.625                 15      8,955,368       1.92      597,031    4.625      704      748      804       58.37      73.63
4.626 - 4.750                 33     17,624,017       3.77      534,783    4.750      632      734      802       37.06      70.31
4.751 - 4.875                 68     37,022,991       7.92      544,575    4.875      645      744      811       40.82      72.98
4.876 - 5.000                 71     37,005,942       7.92      523,131    5.000      666      749      811       34.63      73.13
5.001 - 5.125                 85     46,220,700       9.89      543,874    5.125      653      759      817       23.95      70.50
5.126 - 5.250                120     62,311,084      13.33      519,343    5.250      624      752      811       20.10      72.37
5.251 - 5.375                119     63,319,862      13.55      532,442    5.375      631      732      815       23.42      71.41
5.376 - 5.500                126     66,343,755      14.20      526,654    5.500      639      737      815       25.29      72.07
5.501 - 5.625                 77     42,021,006       8.99      545,789    5.625      626      737      837       36.36      71.24
5.626 - 5.750                 59     29,000,104       6.20      491,571    5.750      633      730      817       40.82      71.20
5.751 - 5.875                 37     19,660,659       4.21      531,392    5.875      642      725      814       12.17      67.73
5.876 - 6.000                  8      3,698,223       0.79      462,375    6.000      666      718      799       55.26      70.01
6.001 - 6.125                  2        896,531       0.19      448,266    6.125      760      764      770       80.00      80.00
6.126 - 6.250                  1        600,000       0.13      600,000    6.250      661      661      661       76.43      76.43
6.251 - 6.375                  3      1,191,639       0.25      397,333    6.375      669      724      794       72.88      77.43
6.376 - 6.500                  1        400,000       0.09      400,000    6.500      753      753      753       79.21      79.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701    100.00%     $529,593    5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Gross Coupon              LTV      Maturity    Age
---------------------------------------------------
3.376 - 3.500             80.00%         359    1
3.501 - 3.625             63.47          359    1
3.626 - 3.750             79.55          360    0
3.751 - 3.875             80.00          359    1
3.876 - 4.000             80.00          360    0
4.001 - 4.125             80.00          360    0
4.126 - 4.250             80.00          360    0
4.251 - 4.375             80.00          360    0
4.376 - 4.500             80.00          359    1
4.501 - 4.625             80.00          359    1
4.626 - 4.750             90.00          359    1
4.751 - 4.875             88.50          359    1
4.876 - 5.000             95.00          358    1
5.001 - 5.125             95.00          359    1
5.126 - 5.250             80.00          360    0
5.251 - 5.375             90.00          359    0
5.376 - 5.500             90.00          358    0
5.501 - 5.625             80.00          358    0
5.626 - 5.750             95.00          360    0
5.751 - 5.875             80.00          360    0
5.876 - 6.000             80.00          360    0
6.001 - 6.125             80.00          360    0
6.126 - 6.250             76.43          360    0
6.251 - 6.375             80.00          360    0
6.376 - 6.500             79.21          359    1
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

W.A.: 5.248%
Lowest: 3.500%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Credit Score             Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
825 - 849                      1       $360,000       0.08%    $360,000    5.625%     837      837      837       70.60%     70.60%
800 - 824                     49     29,402,106       6.29      600,123    5.287      800      807      817       33.33      69.04
775 - 799                    182     98,290,534      21.03      540,345    5.162      775      786      799       36.00      72.94
750 - 774                    196    100,506,948      21.50      512,916    5.213      750      762      774       12.17      70.99
725 - 749                    159     84,962,324      18.18      535,184    5.268      725      737      749       26.67      71.81
700 - 724                    123     65,415,226      14.00      532,081    5.267      700      711      724       29.41      71.12
675 - 699                     92     49,079,804      10.50      533,595    5.312      675      688      699       23.42      71.98
650 - 674                     56     26,039,036       5.57      465,034    5.412      650      664      674       38.72      74.46
625 - 649                     22     11,319,132       2.42      514,616    5.427      626      641      649       51.35      72.55
600 - 624                      1        496,000       0.11      496,000    5.250      624      624      624       80.00      80.00
Not Scored                     2      1,498,591       0.32      750,000    4.125        0        0        0       37.74      55.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%    $529,593    5.248%       0      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Credit Score              LTV      Maturity    Age
----------------------------------------------------
825 - 849                 70.60%         180    0
800 - 824                 80.00          357    0
775 - 799                 90.00          360    0
750 - 774                 95.00          360    0
725 - 749                 90.00          360    0
700 - 724                 82.25          358    1
675 - 699                 95.00          359    1
650 - 674                 95.00          359    0
625 - 649                 90.00          359    1
600 - 624                 80.00          359    1
Not Scored                63.98          359    1
----------------------------------------------------
Total:                    95.00%         359    0
----------------------------------------------------

W.A.: 742
Lowest: 624
Highest: 837

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Index                    Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
12ML                         883   $467,369,701    100.00%     $529,593   5.248%      624      742      837      12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701    100.00%     $529,593   5.248%      624      742      837      12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Index                     LTV      Maturity    Age
---------------------------------------------------
12ML                     95.00%          359    0
---------------------------------------------------
Total:                   95.00%          359    0
---------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Loan Purpose             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     551   $293,347,930      62.77%    $532,792    5.145%     624      749      837       29.41%     75.77%
Refinance-Cashout            173     87,351,722      18.69      505,015    5.484      626      735      814       12.17      63.99
Refinance-Rate/Term          159     86,670,049      18.54      545,251    5.357      632      726      809       20.10      65.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%    $529,593    5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Loan Purpose              LTV      Maturity    Age
---------------------------------------------------
Purchase                  95.00%         359    0
Refinance-Cashout         80.00          360    0
Refinance-Rate/Term       89.91          359    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Property               Mortgage     Principal    Principal    Principal   Gross      FICO     FICO     FICO    Original   Original
Type                     Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                          505   $274,440,932      58.72%    $543,825    5.269%     626      741      837       12.17%     70.80%
PUD Detach                   214    113,524,404      24.29      530,736    5.177      624      741      814       26.67      71.09
Condo - Low                  107     51,156,777      10.95      478,187    5.320      642      748      817       45.65      76.48
Condo                         27     13,748,941       2.94      509,301    5.257      672      740      817       41.50      75.05
PUD Attach                    23     11,251,553       2.41      489,392    5.142      662      754      804       53.15      76.18
Townhouse                      6      2,673,283       0.57      445,626    5.124      643      732      805       62.04      73.65
2-Family                       1        573,810       0.12      574,500    5.000      770      770      770       52.23      52.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%    $529,593    5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Property                Original    Term to    Loan
Type                      LTV      Maturity    Age
---------------------------------------------------
SFR                       95.00%         359    0
PUD Detach                95.00          358    0
Condo - Low               80.00          360    0
Condo                     90.00          359    1
PUD Attach                80.00          360    0
Townhouse                 80.00          360    0
2-Family                  52.23          359    1
---------------------------------------------------
Total:                   95.00%          359    0
---------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Occupancy               Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Status                   Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                      777   $412,146,307      88.18%    $530,753    5.228%     624      740      837      12.17%     71.62%
Secondary                     96     50,882,325      10.89      530,116    5.368      651      756      815      35.25      72.30
Investor                      10      4,341,068       0.93      434,430    5.744      669      746      800      65.00      76.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%    $529,593    5.248%     624      742      837      12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
Occupancy               Original    Term to    Loan
Status                    LTV      Maturity    Age
---------------------------------------------------
Primary                   95.00%         359    0
Secondary                 85.92          358    1
Investor                  80.00          359    1
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Geographic              Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Distribution             Loans        Balance      Balance      Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
California                   496   $269,210,286      57.60%    $543,166    5.310%     632      745      817       12.17%     71.05%
Florida                       68     34,080,510       7.29      501,534    5.294      631      740      810       29.41      75.33
Virginia                      54     25,969,790       5.56      481,061    4.978      624      739      802       48.39      75.31
Maryland                      28     15,240,690       3.26      544,432    5.002      694      749      817       33.33      69.44
Illinois                      22     11,964,848       2.56      543,905    5.262      662      749      805       43.80      71.45
South Carolina                22     10,861,906       2.32      493,777    5.361      653      740      793       48.61      72.35
Nevada                        21     10,356,440       2.22      493,322    5.410      632      713      760       26.47      65.06
North Carolina                20      9,553,054       2.04      477,763    5.119      660      734      796       49.69      74.36
Georgia                       18      9,514,468       2.04      528,805    5.001      672      735      811       45.45      74.87
Texas                         15      8,921,441       1.91      595,055    4.984      680      727      794       36.00      71.74
Arizona                       14      6,997,696       1.50      499,861    5.612      639      724      795       49.64      75.50
Washington                    13      6,105,362       1.31      469,677    5.112      687      748      837       37.74      66.52
District of Columbia          11      5,758,417       1.23      523,590    5.105      669      748      797       48.25      71.56
Colorado                      11      5,403,110       1.16      491,255    5.128      674      736      773       52.23      74.00
Massachusetts                  9      4,297,846       0.92      477,656    5.163      649      729      803       38.72      72.28
Michigan                       6      3,600,880       0.77      600,367    5.742      626      720      800       69.34      73.55
New Jersey                     6      3,174,188       0.68      529,108    4.937      677      716      768       37.06      61.53
Missouri                       5      2,882,944       0.62      576,589    5.300      666      716      800       62.57      70.55
Tennessee                      4      2,756,000       0.59      689,000    5.147      715      780      813       64.92      68.37
New York                       5      2,745,447       0.59      549,200    5.080      655      714      784       75.00      78.62
Other                         35     17,974,380       3.85      513,668    4.982      660      753      815       23.95      73.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%    $529,593    5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Geographic              Original    Term to    Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
California                95.00%         359    0
Florida                   90.00          359    1
Virginia                  95.00          359    1
Maryland                  80.00          360    0
Illinois                  80.00          360    0
South Carolina            90.00          360    0
Nevada                    80.00          360    0
North Carolina            81.94          359    1
Georgia                   89.91          360    0
Texas                     80.00          347    0
Arizona                   80.00          360    0
Washington                80.00          349    0
District of Columbia      80.00          360    0
Colorado                  80.00          360    0
Massachusetts             80.00          353    0
Michigan                  80.00          359    1
New Jersey                80.00          359    1
Missouri                  80.00          360    0
Tennessee                 80.00          359    1
New York                  80.00          360    0
Other                     95.00          360    0
---------------------------------------------------
Total                     95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
County Distribution      Loans        Balance      Balance      Balance    Coupon    Score    Score    Score     LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
ORANGE - CA                   67    $37,607,463       8.05%     $561,391   5.302%     642      742      813       20.10%     67.26%
LOS ANGELES                   62     33,120,887       7.09      534,286    5.307      639      741      817       25.29      71.46
SANTA CLARA                   56     32,628,034       6.98      582,817    5.230      656      749      809       47.19      71.51
ALAMEDA                       52     28,135,047       6.02      543,549    5.284      666      748      808       41.10      74.29
SAN DIEGO                     45     24,112,104       5.16      535,927    5.337      646      744      807       26.67      67.80
SAN MATEO                     33     19,689,810       4.21      596,661    5.309      639      744      813       36.23      72.56
SAN FRANCISCO                 27     15,128,172       3.24      560,363    5.341      672      751      806       54.88      74.74
FAIRFAX                       21     11,312,710       2.42      538,845    4.849      654      744      802       48.39      73.38
RIVERSIDE                     22     10,712,871       2.29      487,067    5.424      680      748      797       41.26      74.71
CONTRA COSTA                  18      9,782,619       2.09      545,426    5.398      643      746      815       45.71      71.74
Other                        480    245,139,982      52.45      510,843    5.215      624      739      837       12.17      72.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%     $529,593   5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
County Distribution        LTV      Maturity   Age
---------------------------------------------------
ORANGE - CA              82.25%          360    0
LOS ANGELES               89.41          359    1
SANTA CLARA               80.00          360    0
ALAMEDA                   90.00          360    0
SAN DIEGO                 80.00          359    1
SAN MATEO                 80.00          360    0
SAN FRANCISCO             80.00          360    0
FAIRFAX                   88.50          359    1
RIVERSIDE                 90.00          359    1
CONTRA COSTA              80.00          360    0
Other                     95.00          358    0
---------------------------------------------------
Total:                   95.00%          359    0
---------------------------------------------------


--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Original                Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
LTV                       Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                  1       $625,000      0.13%     $625,000    5.875%     760      760      760       12.17%     12.17%
20.01 - 25.00                  3      1,515,516       0.32      505,333    5.259      697      739      770       20.10      22.67
25.01 - 30.00                  4      2,031,570       0.43      508,000    5.362      698      724      760       25.29      26.72
30.01 - 35.00                  3      2,049,039       0.44      683,333    5.061      700      767      811       33.33      34.12
35.01 - 40.00                 12      6,465,359       1.38      540,167    5.037      663      727      796       35.25      37.25
40.01 - 45.00                 14      8,130,970       1.74      580,857    5.161      711      769      805       40.19      41.85
45.01 - 50.00                 31     18,795,340       4.02      606,472    5.375      660      746      815       45.04      47.77
50.01 - 55.00                 29     14,126,071       3.02      487,231    5.217      632      746      810       50.11      52.85
55.01 - 60.00                 42     23,763,035       5.08      566,627    5.261      644      750      797       55.07      57.94
60.01 - 65.00                 42     24,601,839       5.26      585,843    5.379      666      740      805       60.07      63.23
65.01 - 70.00                103     58,786,111      12.58      570,834    5.288      626      729      813       65.12      68.46
70.01 - 75.00                 84     45,436,250       9.72      541,009    5.312      645      747      837       70.18      73.34
75.01 - 80.00                498    253,687,273      54.28      509,761    5.211      624      744      817       75.07      79.60
80.01 - 85.00                  3      1,354,860       0.29      451,798    5.302      720      733      760       81.37      81.85
85.01 - 90.00                 11      4,775,615       1.02      434,240    5.277      631      677      777       85.92      89.43
90.01 - 95.00                  3      1,225,854       0.26      408,618    5.281      671      706      754       95.00      95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%    $529,593    5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                       W.A.
                           Max.     Remaining  W.A.
Original                 Original    Term to   Loan
LTV                        LTV       Maturity  Age
---------------------------------------------------
10.01 - 15.00             12.17%         360    0
20.01 - 25.00             23.95          360    0
25.01 - 30.00             29.41          360    0
30.01 - 35.00             34.63          360    0
35.01 - 40.00             39.32          355    1
40.01 - 45.00             43.80          352    0
45.01 - 50.00             50.00          359    1
50.01 - 55.00             54.94          359    1
55.01 - 60.00             60.00          360    0
60.01 - 65.00             65.00          360    0
65.01 - 70.00             70.00          359    1
70.01 - 75.00             75.00          358    0
75.01 - 80.00             80.00          359    0
80.01 - 85.00             82.25          359    1
85.01 - 90.00             90.00          360    0
90.01 - 95.00             95.00          359    1
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

W.A.: 71.74%
Lowest: 12.17%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Original Term            Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
180                            2       $957,847       0.20%     $480,000   5.547%     723      766      837       70.60%     76.07%
240                            1        560,000       0.12       560,000   5.000      801      801      801       41.18      41.18
300                            1        455,000       0.10       455,000   5.375      663      663      663       38.72      38.72
360                          879    465,396,853      99.58       529,756   5.247      624      742      817       12.17      71.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701     100.00%     $529,593   5.248%     624      742      837       12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Original Term             LTV      Maturity    Age
---------------------------------------------------
180                       79.37%         179    1
240                       41.18          240    0
300                       38.72          300    0
360                       95.00          360    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

12. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Documentation            Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Rapid                        339   $192,108,948      41.10%    $566,853    5.309%     660      756      817      12.17%     70.66%
Standard                     332    173,991,070      37.23      524,544    5.284      624      714      815      23.95      73.76
Reduced                      212    101,269,683      21.67      477,919    5.069      683      762      837      20.10      70.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                       883   $467,369,701    100.00%     $529,593    5.248%     624      742      837      12.17%     71.74%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Documentation             LTV      Maturity    Age
---------------------------------------------------
Rapid                    82.25%          359    0
Standard                  95.00          360    0
Reduced                   90.00          358    0
---------------------------------------------------
Total:                   95.00%          359    0
---------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-E
                                    7-1 ARMs

                                   56 records
                               Balance: 29,257,244
                                May 5, 2005 08:36
--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Original Balance          Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 400,000             14    $5,385,827        18.41%   $384,791    5.593%     670      741      794       42.02%     69.54%
400,001 - 450,000              6     2,478,915         8.47     413,379    5.604      726      761      801       36.40      68.91
450,001 - 500,000             13     6,101,155        20.85     469,510    5.675      677      767      816       43.05      72.86
500,001 - 550,000              7     3,702,830        12.66     529,146    5.621      700      746      787       56.80      75.31
550,001 - 600,000              4     2,283,629         7.81     571,086    5.321      690      736      813       79.19      79.80
600,001 - 650,000              1       650,000         2.22     650,000    5.875      786      786      786       56.03      56.03
650,001 - 700,000              3     2,049,000         7.00     683,000    5.343      709      746      779       62.78      70.18
700,001 - 750,000              3     2,200,250         7.52     733,417    5.456      754      793      813       74.36      75.52
750,001 - 800,000              2     1,524,807         5.21     762,800    5.562      685      732      780       80.00      80.00
850,001 - 900,000              1       858,900         2.94     858,900    5.250      758      758      758       70.00      70.00
950,001 - 1,000,000            1     1,000,000         3.42   1,000,000    5.750      719      719      719       35.09      35.09
1,000,001 - 1,050,000          1     1,021,930         3.49   1,021,930    4.875      708      708      708       70.00      70.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Original Balance           LTV      Maturity   Age
---------------------------------------------------
350,001 - 400,000          83.07%        360    0
400,001 - 450,000          80.00         359    1
450,001 - 500,000          95.00         359    1
500,001 - 550,000          80.00         359    1
550,001 - 600,000          80.00         360    0
600,001 - 650,000          56.03         359    1
650,001 - 700,000          80.00         360    0
700,001 - 750,000          77.15         360    0
750,001 - 800,000          80.00         360    0
850,001 - 900,000          70.00         360    0
950,001 - 1,000,000        35.09         360    0
1,000,001 - 1,050,000      70.00         359    1
---------------------------------------------------
Total:                     95.00%        359    1
---------------------------------------------------

Average: $522,589.55
Lowest: $360,800.00
Highest: $1,021,930.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                          of          Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Gross                   Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Coupon                   Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625                 1       $553,686         1.89%   $554,400    4.625%     727      727      727       80.00%     80.00%
4.626 - 4.750                 1        665,000         2.27     665,000    4.750      709      709      709       67.86      67.86
4.751 - 4.875                 1      1,021,930         3.49   1,021,930    4.875      708      708      708       70.00      70.00
5.001 - 5.125                 4      1,965,513         6.72     491,525    5.125      715      751      767       73.54      76.91
5.126 - 5.250                 5      3,053,741        10.44     610,845    5.250      711      765      813       70.00      76.25
5.251 - 5.375                 9      4,816,808        16.46     535,326    5.375      677      750      816       62.50      76.05
5.376 - 5.500                 7      3,076,879        10.52     439,760    5.500      670      742      785       36.40      63.70
5.501 - 5.625                 5      2,215,934         7.57     443,274    5.625      674      712      795       66.56      77.66
5.626 - 5.750                 9      4,752,845        16.25     528,329    5.750      697      761      813       35.09      66.01
5.751 - 5.875                 7      3,748,820        12.81     535,546    5.875      706      767      786       47.85      63.07
5.876 - 6.000                 4      2,022,960         6.91     505,740    6.000      719      784      811       58.04      69.55
6.001 - 6.125                 1        455,557         1.56     456,000    6.125      733      733      733       80.00      80.00
6.126 - 6.250                 1        451,571         1.54     452,000    6.250      791      791      791       80.00      80.00
6.251 - 6.375                 1        456,000         1.56     456,000    6.375      762      762      762       95.00      95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       56    $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Gross Coupon              LTV      Maturity    Age
---------------------------------------------------
4.501 - 4.625              80.00%       359     1
4.626 - 4.750              67.86        359     1
4.751 - 4.875              70.00        359     1
5.001 - 5.125              80.00        359     1
5.126 - 5.250              80.00        360     0
5.251 - 5.375              80.00        360     0
5.376 - 5.500              80.00        359     1
5.501 - 5.625              80.00        360     0
5.626 - 5.750              83.07        359     1
5.751 - 5.875              80.00        360     0
5.876 - 6.000              80.00        360     0
6.001 - 6.125              80.00        359     1
6.126 - 6.250              80.00        359     1
6.251 - 6.375              95.00        359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

W.A.: 5.540%
Lowest: 4.625%
Highest: 6.375%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Credit                  Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Score                    Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                     7     $3,903,006        13.34%   $557,643    5.635%     801      810      816       43.05%     69.12%
775 - 799                    14      7,002,052        23.93     500,307    5.737      779      785      795       47.85      70.80
750 - 774                    13      6,414,326        21.92     493,524    5.476      753      760      772       36.40      71.38
725 - 749                     5      2,514,577         8.59     503,234    5.428      726      734      747       80.00      80.00
700 - 724                    10      5,994,964        20.49     599,556    5.368      700      712      719       35.09      67.65
675 - 699                     5      2,632,758         9.00     526,734    5.526      677      688      697       70.78      78.80
650 - 674                     2        795,562         2.72     398,000    5.562      670      672      674       42.02      60.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                       56    $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Credit                  Original   Term to     Loan
Score                     LTV      Maturity    Age
---------------------------------------------------
800 - 824                  80.00%       360     0
775 - 799                  80.00        359     1
750 - 774                  95.00        360     0
725 - 749                  80.00        359     1
700 - 724                  80.00        359     1
675 - 699                  83.07        360     0
650 - 674                  80.00        359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

W.A.: 752
Lowest: 670
Highest: 816

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Index                     Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
12ML                          56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Index                     LTV      Maturity    Age
---------------------------------------------------
12ML                       95.00%       359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Loan Purpose             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      38   $20,196,253        69.03%   $531,610    5.507%     670      755      816       42.02%     75.12%
Refinance-Rate/Term            9     4,940,816        16.89     549,136    5.597      674      733      811       35.09      63.48
Refinance-Cashout              9     4,120,175        14.08     457,959    5.634      677      759      809       36.40     61.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                        56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Loan Purpose              LTV      Maturity    Age
---------------------------------------------------
Purchase                   95.00%       359     1
Refinance-Rate/Term        83.07        360     0
Refinance-Cashout          80.00        360     0
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Property                Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Type                     Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                          25    $13,599,917        46.48%   $544,100    5.612%     674      743      816       35.09%     69.52%
PUD Detach                   20     10,165,398        34.74     508,427    5.445      670      760      813       42.02      69.64
Condo - Low                   5      2,598,734         8.88     519,834    5.527      718      758      795       75.00      78.23
PUD Attach                    4      1,909,624         6.53     477,700    5.432      706      744      785       75.85      78.89
Condo                         2        983,571         3.36     492,000    5.777      787      789      791       80.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       56    $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Property                Original   Term to     Loan
Type                      LTV      Maturity    Age
---------------------------------------------------
SFR                        83.07%       360     0
PUD Detach                 95.00        359     1
Condo - Low                80.00        359     1
PUD Attach                 80.00        359     1
Condo                      80.00        359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Occupancy               Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Status                   Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                      53    $27,799,673        95.02%   $524,661    5.532%     670      751      813       35.09%     70.88%
Secondary                     2      1,006,000         3.44     503,000    5.443      718      763      816       78.04      79.10
Investor                      1        451,571         1.54     452,000    6.250      791      791      791       80.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       56    $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Occupancy               Original   Term to     Loan
Status                    LTV      Maturity    Age
---------------------------------------------------
Primary                    95.00%       360     0
Secondary                  80.00        359     1
Investor                   80.00        359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                          of         Current         by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Geographic              Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Distribution             Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
California                   21    $12,027,629        41.11%   $572,835    5.568%     685      741      811       35.09%     68.36%
Virginia                      7      3,075,302        10.51     439,521    5.569      706      754      809       43.05      68.13
Florida                       6      2,799,172         9.57     466,700    5.567      670      774      816       36.40      67.46
Maryland                      3      1,721,614         5.88     574,067    5.320      758      763      781       68.19      72.51
North Carolina                2      1,204,000         4.12     602,000    5.250      772      797      813       77.15      78.24
Washington                    3      1,181,672         4.04     393,891    5.750      719      735      754       80.00      80.00
South Carolina                2        995,571         3.40     498,000    5.840      718      751      791       80.00      80.00
Texas                         2        778,400         2.66     389,200    5.502      674      733      794       80.00      80.00
Illinois                      1        758,407         2.59     759,200    5.750      780      780      780       80.00      80.00
Hawaii                        1        731,250         2.50     731,250    5.125      754      754      754       75.00      75.00
Arizona                       1        650,000         2.22     650,000    5.875      786      786      786       56.03      56.03
Georgia                       1        575,120         1.97     575,120    5.625      690      690      690       80.00      80.00
Kansas                        1        553,686         1.89     554,400    4.625      727      727      727       80.00      80.00
Tennessee                     1        500,000         1.71     500,000    5.375      801      801      801       62.50      62.50
New York                      1        466,608         1.59     467,131    5.375      677      677      677       70.78      70.78
Nevada                        1        456,000         1.56     456,000    6.375      762      762      762       95.00      95.00
District of Columbia          1        407,564         1.39     408,000    5.625      795      795      795       80.00      80.00
Pennsylvania                  1        375,249         1.28     375,249    5.125      767      767      767       73.54      73.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                       56    $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Geographic              Original   Term to     Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
California                 83.07%       360     0
Virginia                   80.00        359     1
Florida                    80.00        359     1
Maryland                   80.00        360     0
North Carolina             80.00        360     0
Washington                 80.00        360     0
South Carolina             80.00        359     1
Texas                      80.00        360     0
Illinois                   80.00        359     1
Hawaii                     75.00        359     1
Arizona                    56.03        359     1
Georgia                    80.00        360     0
Kansas                     80.00        359     1
Tennessee                  62.50        360     0
New York                   70.78        359     1
Nevada                     95.00        359     1
District of Columbia       80.00        359     1
Pennsylvania               73.54        360     0
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                          of          Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
County                  Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Distribution             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    5   $ 3,026,957        10.35%   $605,480    5.586%     685      744      811       58.04%     72.97%
ORANGE - CA                    3     2,194,930         7.50     731,643    5.142      708      739      791       70.00      74.41
MONTGOMERY                     3     1,721,614         5.88     574,067    5.320      758      763      781       68.19      72.51
FAIRFAX                        4     1,653,367         5.65     413,575    5.553      715      756      809       43.05      64.96
SANTA CLARA                    2     1,455,000         4.97     727,500    5.789      719      739      782       35.09      42.96
WAKE                           2     1,204,000         4.12     602,000    5.250      772      797      813       77.15      78.24
KING                           3     1,181,672         4.04     393,891    5.750      719      735      754       80.00      80.00
ARLINGTON                      2     1,044,000         3.57     522,000    5.620      706      747      787       75.85      77.96
SAN DIEGO                      2       990,841         3.39     495,662    5.250      711      730      757       79.19      79.25
VENTURA                        2       776,050         2.65     388,025    5.751      715      750      784       47.85      57.16
Other                         28    14,008,813        47.88     500,505    5.603      670      754      816       36.40      72.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                        56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
County                  Original   Term to     Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
LOS ANGELES                80.00%       360     0
ORANGE - CA                80.00        360     0
MONTGOMERY                 80.00        360     0
FAIRFAX                    80.00        359     1
SANTA CLARA                60.26        360     0
WAKE                       80.00        360     0
KING                       80.00        360     0
ARLINGTON                  80.00        359     1
SAN DIEGO                  79.34        360     0
VENTURA                    66.56        359     1
Other                      95.00        359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Original                Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
LTV                      Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                  2    $1,415,000         4.84%   $707,500    5.677%     719      729      753       35.09%     35.47%
40.01 - 45.00                  2       872,568         2.98     436,750    5.636      670      745      809       42.02      42.58
45.01 - 50.00                  1       390,000         1.33     390,000    5.875      784      784      784       47.85      47.85
50.01 - 55.00                  1       377,935         1.29     378,349    5.500      764      764      764       54.83      54.83
55.01 - 60.00                  3     1,590,900         5.44     530,300    5.908      769      784      801       56.03      56.81
60.01 - 65.00                  5     2,538,000         8.67     507,600    5.741      761      781      801       60.26      62.22
65.01 - 70.00                  5     3,296,380        11.27     659,276    5.132      708      730      781       66.56      68.97
70.01 - 75.00                  5     2,832,507         9.68     566,726    5.437      677      747      811       70.78      73.82
75.01 - 80.00                 30    15,114,524        51.66     503,981    5.520      674      751      816       75.81      79.41
80.01 - 85.00                  1       373,431         1.28     373,821    5.750      697      697      697       83.07      83.07
90.01 - 95.00                  1       456,000         1.56     456,000    6.375      762      762      762       95.00      95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Original                Original   Term to     Loan
LTV                       LTV      Maturity    Age
---------------------------------------------------
35.01 - 40.00              36.40%       360     0
40.01 - 45.00              43.05        359     1
45.01 - 50.00              47.85        359     1
50.01 - 55.00              54.83        359     1
55.01 - 60.00              58.04        360     0
60.01 - 65.00              63.55        360     0
65.01 - 70.00              70.00        359     1
70.01 - 75.00              75.00        359     1
75.01 - 80.00              80.00        360     0
80.01 - 85.00              83.07        359     1
90.01 - 95.00              95.00        359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

W.A.: 71.30%
Lowest: 35.09%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Original Term             Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
360                           56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Original Term             LTV      Maturity    Age
---------------------------------------------------
360                        95.00%       359     1
---------------------------------------------------
Total:                     95.00%       359     1
---------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

12. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Documentation             Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Standard                      25   $13,362,164        45.67%   $534,665    5.482%     670      740      813       42.02%     75.49%
Reduced                       19     9,179,566        31.38     483,214    5.497      690      763      816       36.40      68.96
Rapid                         12     6,715,514        22.95     559,778    5.715      706      759      801       35.09      66.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                        56   $29,257,244       100.00%   $522,590    5.540%     670      752      816       35.09%     71.30%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Documentation             LTV      Maturity    Age
---------------------------------------------------
Standard                   95.00%        359    1
Reduced                    80.00         360    0
Rapid                      80.00         359    1
---------------------------------------------------
Total:                     95.00%        359    1
---------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance
                                  BoAMS 2005-E
                                    10-1 ARMs

                                   71 records
                               Balance: 40,550,799
                                May 5, 2005 08:34
--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Original Balance          Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000             24    $9,734,745        24.01%   $405,733    5.739%     655      756      813       56.98%     75.29%
450,001 - 550,000             12     6,060,962        14.95     505,661    5.633      691      752      791       58.87      76.50
550,001 - 650,000             15     8,807,089        21.72     600,838    5.556      678      749      797       35.88      67.86
650,001 - 750,000             12     8,398,100        20.71     699,875    5.677      646      728      798       47.62      71.22
750,001 - 850,000              2     1,639,576         4.04     819,788    5.501      739      774      809       64.48      72.19
850,001 - 950,000              1       869,048         2.14     870,000    5.500      755      755      755       51.18      51.18
950,001 - 1,050,000            4     3,961,279         9.77     990,600    5.466      735      769      790       50.76      69.07
1,050,001 - 1,150,000          1     1,080,000         2.66   1,080,000    5.750      714      714      714       66.87      66.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Original Balance          LTV      Maturity    Age
---------------------------------------------------
350,001 - 450,000          90.00%       359     1
450,001 - 550,000          80.00        359     1
550,001 - 650,000          80.00        359     1
650,001 - 750,000          80.00        359     1
750,001 - 850,000          80.00        360     0
850,001 - 950,000          51.18        359     1
950,001 - 1,050,000        80.00        358     2
1,050,001 - 1,150,000      66.87        358     2
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

Average: $574,205.35
Lowest: $360,000.00
Highest: $1,080,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Gross                   Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Coupon                   Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                  1      $589,175         1.45%   $590,000    4.875%     763      763      763       59.60%     59.60%
4.876 - 5.000                  1       534,509         1.32     536,000    5.000      768      768      768       80.00      80.00
5.001 - 5.125                  4     2,743,850         6.77     685,963    5.125      745      764      792       65.00      75.11
5.126 - 5.250                  6     3,465,432         8.55     577,787    5.250      678      728      798       47.62      71.14
5.251 - 5.375                  5     3,108,236         7.67     622,155    5.375      714      778      809       50.76      67.71
5.376 - 5.500                 11     6,129,141        15.11     557,618    5.500      703      758      791       42.78      67.03
5.501 - 5.625                  8     5,194,886        12.81     674,425    5.625      654      735      797       53.49      70.98
5.626 - 5.750                 11     6,550,813        16.15     595,918    5.750      714      747      790       66.87      76.57
5.751 - 5.875                 13     6,909,325        17.04     531,649    5.875      684      749      806       61.80      75.13
5.876 - 6.000                  6     2,482,532         6.12     413,767    6.000      655      753      813       56.98      73.93
6.001 - 6.125                  1       610,000         1.50     610,000    6.125      783      783      783       35.88      35.88
6.126 - 6.250                  4     2,232,900         5.51     558,225    6.250      646      717      767       64.86      69.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Gross Coupon              LTV      Maturity    Age
---------------------------------------------------
4.751 - 4.875              59.60%       359     1
4.876 - 5.000              80.00        358     2
5.001 - 5.125              80.00        359     1
5.126 - 5.250              80.00        358     2
5.251 - 5.375              80.00        358     2
5.376 - 5.500              80.00        359     1
5.501 - 5.625              80.00        359     1
5.626 - 5.750              80.00        359     1
5.751 - 5.875              90.00        359     1
5.876 - 6.000              80.00        360     0
6.001 - 6.125              35.88        360     0
6.126 - 6.250              76.93        359     1
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

W.A.: 5.630%
Lowest: 4.875%
Highest: 6.250%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Credit Score             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                      4    $2,014,468         4.97%   $504,144    5.723%     802      808      813       56.98%     74.76%
775 - 799                     18    10,048,555        24.78     569,511    5.626      775      788      798       35.88      67.55
750 - 774                     14     7,973,901        19.66     569,951    5.532      750      762      774       42.78      70.83
725 - 749                     20    11,394,159        28.10     569,983    5.667      725      738      749       61.92      74.30
700 - 724                      9     5,410,996        13.34     601,456    5.601      703      715      724       47.62      71.68
675 - 699                      3     1,855,720         4.58     618,573    5.498      678      684      691       75.38      78.17
650 - 674                      2     1,133,000         2.79     566,500    5.767      654      654      655       65.58      71.03
625 - 649                      1       720,000         1.78     720,000    6.250      646      646      646       64.86      64.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Credit Score              LTV      Maturity    Age
---------------------------------------------------
800 - 824                  90.00%       359     1
775 - 799                  80.00        359     1
750 - 774                  80.00        359     1
725 - 749                  80.00        359     1
700 - 724                  80.00        359     1
675 - 699                  80.00        359     1
650 - 674                  80.00        359     1
625 - 649                  64.86        358     2
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

W.A.: 749
Lowest: 646
Highest: 813

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Index                     Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
12ML                          71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Index                     LTV      Maturity    Age
---------------------------------------------------
12ML                       90.00%       359     1
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Loan Purpose              Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      52   $28,856,134        71.16%   $558,976    5.599%     654      752      813       53.49%     75.02%
Refinance-Cashout             10     6,089,070        15.02     609,240    5.734      646      734      768       42.78      62.23
Refinance-Rate/Term            9     5,605,595        13.82     623,268    5.673      713      753      789       35.88      63.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Loan Purpose              LTV      Maturity    Age
---------------------------------------------------
Purchase                  90.00%        359     1
Refinance-Cashout         80.00         359     1
Refinance-Rate/Term       80.00         359     1
---------------------------------------------------
Total:                    90.00%        359     1
---------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Property                Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Type                     Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                           41   $24,681,777        60.87%   $602,178    5.623%     646      751      813       35.88%     69.16%
PUD Detach                    13     7,428,785        18.32     571,521    5.650      684      738      783       62.79      74.79
Condo - Low                   11     5,745,430        14.17     523,145    5.703      655      751      806       51.18      75.95
PUD Attach                     4     1,518,087         3.74     429,550    5.710      738      770      797       53.49      73.43
Condo                          2     1,176,720         2.90     588,360    5.176      691      751      792       74.87      76.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Property Type             LTV      Maturity    Age
---------------------------------------------------
SFR                        80.00%       359     1
PUD Detach                 80.00        359     1
Condo - Low                90.00        359     1
PUD Attach                 80.00        359     1
Condo                      80.00        359     1
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Occupancy               Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Status                   Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                       59   $33,695,117        83.09%   $574,747    5.646%     646      748      813       35.88%     71.56%
Secondary                     12     6,855,682        16.91     571,542    5.547      703      754      798       42.78      71.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Occupancy               Original   Term to     Loan
Status                    LTV      Maturity    Age
---------------------------------------------------
Primary                    90.00%       359     1
Secondary                  80.00        359     1
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Geographic              Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Distribution             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
California                    31   $18,162,656        44.79%   $586,290    5.588%     654      749      813       35.88%     69.37%
Florida                        9     5,542,920        13.67     615,924    5.758      713      741      784       61.92      73.65
Virginia                       6     3,534,787         8.72     622,483    5.884      684      763      797       53.49      72.79
Maryland                       4     2,007,000         4.95     501,750    5.827      646      724      791       64.86      72.45
North Carolina                 3     1,612,441         3.98     537,900    5.624      703      738      768       42.78      66.40
District of Columbia           3     1,437,705         3.55     479,938    5.875      725      749      806       79.60      82.55
Hawaii                         2     1,303,850         3.22     651,925    5.125      745      770      792       65.00      70.30
Texas                          2     1,033,999         2.55     517,000    5.730      730      767      794       78.95      79.39
New Jersey                     1     1,000,000         2.47   1,000,000    5.125      762      762      762       79.23      79.23
Georgia                        2       914,509         2.26     458,000    5.104      745      758      768       63.95      73.33
New York                       1       750,000         1.85     750,000    5.250      723      723      723       47.62      47.62
Delaware                       1       656,000         1.62     656,000    5.250      798      798      798       80.00      80.00
Montana                        1       479,532         1.18     479,600    6.000      729      729      729       80.00      80.00
Tennessee                      1       429,000         1.06     429,000    5.375      775      775      775       62.79      62.79
Illinois                       1       428,000         1.06     428,000    6.000      655      655      655       80.00      80.00
Arizona                        1       423,200         1.04     423,200    5.750      788      788      788       80.00      80.00
Missouri                       1       420,000         1.04     420,000    6.250      750      750      750       70.00      70.00
South Carolina                 1       415,200         1.02     415,200    5.500      762      762      762       80.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Geographic              Original   Term to     Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
California                 80.00%       359     1
Florida                    80.00        359     1
Virginia                   80.00        359     1
Maryland                   80.00        359     1
North Carolina             80.00        358     2
District of Columbia       90.00        358     2
Hawaii                     74.87        359     1
Texas                      80.00        359     1
New Jersey                 79.23        358     2
Georgia                    80.00        359     1
New York                   47.62        359     1
Delaware                   80.00        358     2
Montana                    80.00        358     2
Tennessee                  62.79        359     1
Illinois                   80.00        360     0
Arizona                    80.00        360     0
Missouri                   70.00        360     0
South Carolina             80.00        358     2
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
County Distribution       Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    7    $4,418,091        10.90%   $631,600    5.680%     714      749      813       35.88%     63.75%
SAN DIEGO                      4     2,619,800         6.46     654,950    5.693      739      761      791       61.80      71.29
SAN FRANCISCO                  4     2,315,432         5.71     579,180    5.493      691      734      766       79.43      79.86
SAN MATEO                      3     2,204,879         5.44     735,333    5.483      654      745      789       50.76      57.34
ORANGE - CA                    4     2,056,305         5.07     514,575    5.639      718      747      784       51.43      70.47
COLLIER                        2     1,650,000         4.07     825,000    5.723      735      737      740       66.67      66.80
SANTA CLARA                    3     1,537,972         3.79     514,167    5.415      724      746      763       59.60      69.48
MARIN                          2     1,458,576         3.60     729,288    5.320      678      751      809       80.00      80.00
DIST OF COLUMBIA               3     1,437,705         3.55     479,938    5.875      725      749      806       79.60      82.55
ARLINGTON                      2     1,337,287         3.30     768,700    5.715      790      792      797       53.49      72.57
Other                         37    19,514,751        48.12     527,521    5.650      646      748      802       42.78      73.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
County Distribution       LTV      Maturity    Age
---------------------------------------------------
LOS ANGELES                80.00%       359     1
SAN DIEGO                  80.00        359     1
SAN FRANCISCO              80.00        359     1
SAN MATEO                  65.58        359     1
ORANGE - CA                80.00        359     1
COLLIER                    67.01        359     1
SANTA CLARA                80.00        359     1
MARIN                      80.00        359     1
DIST OF COLUMBIA           90.00        358     2
ARLINGTON                  80.00        359     1
Other                      80.00        359     1
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Original                Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
LTV                      Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                  1      $610,000         1.50%   $610,000    6.125%     783      783      783       35.88%     35.88%
40.01 - 45.00                  1       572,441         1.41     573,700    5.500      768      768      768       42.78      42.78
45.01 - 50.00                  1       750,000         1.85     750,000    5.250      723      723      723       47.62      47.62
50.01 - 55.00                  4     2,884,303         7.11     771,975    5.473      755      779      797       50.76      51.39
55.01 - 60.00                  3     1,490,175         3.67     497,000    5.387      763      781      802       56.98      58.65
60.01 - 65.00                  7     4,250,850        10.48     607,264    5.677      646      735      791       61.80      63.61
65.01 - 70.00                  9     5,779,000        14.25     642,111    5.822      654      735      813       65.58      67.56
70.01 - 75.00                  2     1,125,000         2.77     562,500    5.361      783      789      792       70.25      73.12
75.01 - 80.00                 42    22,704,138        55.99     540,813    5.619      655      746      809       75.09      79.52
85.01 - 90.00                  1       384,892         0.95     387,000    5.875      806      806      806       90.00      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Original LTV              LTV      Maturity    Age
---------------------------------------------------
35.01 - 40.00              35.88%       360     0
40.01 - 45.00              42.78        358     2
45.01 - 50.00              47.62        359     1
50.01 - 55.00              53.49        359     1
55.01 - 60.00              59.60        359     1
60.01 - 65.00              65.00        359     1
65.01 - 70.00              70.00        359     1
70.01 - 75.00              74.87        359     1
75.01 - 80.00              80.00        359     1
85.01 - 90.00              90.00        355     5
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

W.A.: 71.54%
Lowest: 35.88%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Original               Mortgage     Principal     Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Term                     Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
360                           71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Original                Original   Term to     Loan
Term                      LTV      Maturity    Age
---------------------------------------------------
360                        90.00%       359     1
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

12. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Documentation             Loans       Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Rapid                         32   $20,092,325        49.55%   $628,238    5.579%     703      753      809       42.78%     70.81%
Reduced                       21    10,643,880        26.25     516,534    5.645      713      765      813       35.88      69.88
Standard                      18     9,814,594        24.20     545,430    5.717      646      724      806       56.98      74.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                        71   $40,550,799       100.00%   $574,205    5.630%     646      749      813       35.88%     71.54%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Documentation             LTV      Maturity    Age
---------------------------------------------------
Rapid                      80.00%       359     1
Reduced                    80.00        359     1
Standard                   90.00        359     1
---------------------------------------------------
Total:                     90.00%       359     1
---------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-E
                                 Total Combined

                                  1,083 records
                              Balance: 574,359,688
                                May 5, 2005 08:39
--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average
                           of        Current         by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage    Principal     Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Original Balance          Loans      Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            432   $174,662,720      30.41%   $ 404,447   5.314%      631      739      837      20.10%     73.09%
450,001 - 550,000            299    147,618,780      25.70      495,159   5.297       624      742      816      16.92      73.15
550,001 - 650,000            162     96,344,913      16.77      596,082   5.305       632      745      814      12.17      70.91
650,001 - 750,000             89     62,213,461      10.83      700,631   5.289       626      743      815      34.09      72.91
750,001 - 850,000             29     23,111,832       4.02      797,020   5.250       685      747      809      34.63      69.48
850,001 - 950,000             28     25,203,973       4.39      900,248   5.284       666      755      813      37.06      69.06
950,001 - 1,050,000           35     34,654,008       6.03      991,194   5.215       685      756      815      35.09      66.71
1,050,001 - 1,150,000          3      3,335,000       0.58    1,111,667   5.242       704      719      738      62.39      65.60
1,150,001 - 1,250,000          6      7,215,000       1.26    1,202,500   5.121       702      738      780      45.19      58.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Original Balance          LTV      Maturity    Age
---------------------------------------------------
350,001 - 450,000         95.00%        359     0
450,001 - 550,000         95.00         359     0
550,001 - 650,000         80.00         358     0
650,001 - 750,000         90.00         359     1
750,001 - 850,000         80.00         360     0
850,001 - 950,000         80.00         360     0
950,001 - 1,050,000       80.00         359     1
1,050,001 - 1,150,000     67.58         359     1
1,150,001 - 1,250,000     70.00         359     1
---------------------------------------------------
Total:                    95.00%        359     0
---------------------------------------------------

Average: $531,170.25
Lowest: $359,750.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average
                           of        Current         by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Gross                   Mortgage    Principal     Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Coupon                   Loans      Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500                  1   $    575,014        0.10%  $ 575,920   3.500%      752      752      752      80.00%     80.00%
3.501 - 3.625                  1        429,338        0.07     430,000   3.625       795      795      795      63.47      63.47
3.626 - 3.750                  1        428,000        0.07     428,000   3.750       684      684      684      79.55      79.55
3.751 - 3.875                  4      2,146,416        0.37     537,250   3.875       692      734      773      75.24      79.12
3.876 - 4.000                  5      2,667,187        0.46     533,779   4.000       709      729      763      56.20      72.68
4.001 - 4.125                  9      4,750,474        0.83     528,139   4.125       694      748      790      37.74      68.55
4.126 - 4.250                  7      3,741,521        0.65     534,586   4.250       638      742      783      42.98      69.04
4.251 - 4.375                 14      8,037,370        1.40     574,157   4.375       724      771      813      53.84      75.90
4.376 - 4.500                 20     10,132,262        1.76     506,613   4.500       651      744      811      33.33      73.28
4.501 - 4.625                 20     11,315,968        1.97     565,893   4.625       673      741      804      58.37      73.97
4.626 - 4.750                 34     18,289,017        3.18     538,613   4.750       632      733      802      37.06      70.22
4.751 - 4.875                 75     41,413,645        7.21     552,301   4.875       645      745      811      16.92      72.12
4.876 - 5.000                 76     39,742,493        6.92     524,764   5.000       666      750      811      34.63      73.41
5.001 - 5.125                103     56,357,406        9.81     547,265   5.125       653      757      817      23.95      71.21
5.126 - 5.250                140     72,716,106       12.66     522,375   5.250       624      751      813      20.10      72.60
5.251 - 5.375                143     77,030,718       13.41     538,992   5.375       631      736      816      23.42      71.91
5.376 - 5.500                153     80,022,615       13.93     523,159   5.500       639      739      815      25.29      71.17
5.501 - 5.625                 99     53,991,326        9.40     547,444   5.625       626      738      837      36.36      71.51
5.626 - 5.750                 82     41,947,762        7.30     511,668   5.750       633      738      817      35.09      71.34
5.751 - 5.875                 61     32,266,417        5.62     529,013   5.875       642      736      814      12.17      69.11
5.876 - 6.000                 18      8,203,715        1.43     455,809   6.000       655      745      813      55.26      71.08
6.001 - 6.125                  5      2,378,808        0.41     475,850   6.125       733      766      783      35.88      68.69
6.126 - 6.250                  6      3,284,471        0.57     547,483   6.250       646      717      791      64.86      71.93
6.251 - 6.375                  4      1,647,639        0.29     412,000   6.375       669      735      794      72.88      82.29
6.376 - 6.500                  1        400,000        0.07     400,000   6.500       753      753      753      79.21      79.21
6.626 - 6.750                  1        444,000        0.08     444,000   6.750       719      719      719      80.00      80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688      100.00%  $ 531,170   5.293%      624      743      837      12.17%     71.78%
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Gross                   Original   Term to     Loan
Coupon                    LTV      Maturity    Age
---------------------------------------------------
3.376 - 3.500             80.00%         359    1
3.501 - 3.625             63.47          359    1
3.626 - 3.750             79.55          360    0
3.751 - 3.875             80.00          359    1
3.876 - 4.000             80.00          360    0
4.001 - 4.125             80.00          360    0
4.126 - 4.250             80.00          360    0
4.251 - 4.375             80.00          360    0
4.376 - 4.500             90.00          359    1
4.501 - 4.625             80.00          359    1
4.626 - 4.750             90.00          359    1
4.751 - 4.875             88.50          359    1
4.876 - 5.000             95.00          358    1
5.001 - 5.125             95.00          359    1
5.126 - 5.250             89.94          359    1
5.251 - 5.375             90.00          359    0
5.376 - 5.500             90.00          358    0
5.501 - 5.625             90.00          358    0
5.626 - 5.750             95.00          360    0
5.751 - 5.875             90.00          360    0
5.876 - 6.000             80.00          360    0
6.001 - 6.125             80.00          360    0
6.126 - 6.250             80.00          359    1
6.251 - 6.375             95.00          359    1
6.376 - 6.500             79.21          359    1
6.626 - 6.750             80.00          359    1
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

W.A.: 5.293%
Lowest: 3.500%
Highest: 6.750%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average
                           of        Current         by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
Credit                  Mortgage    Principal     Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Score                    Loans      Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
825 - 849                      1   $    360,000       0.06%   $ 360,000   5.625%      837      837      837      70.60%     70.60%
800 - 824                     63     36,280,960       6.32      582,390   5.353       800      807      817      33.33      69.69
775 - 799                    230    124,395,097      21.66      541,976   5.240       775      786      799      16.92      72.03
750 - 774                    241    124,800,232      21.73      517,983   5.260       750      762      774      12.17      71.43
725 - 749                    194    103,660,112      18.05      535,051   5.315       725      737      749      26.67      72.51
700 - 724                    154     82,727,946      14.40      537,421   5.298       700      712      724      29.41      70.71
675 - 699                    112     59,217,110      10.31      528,842   5.325       675      688      699      23.42      72.81
650 - 674                     62     28,884,508       5.03      465,932   5.403       650      664      674      38.72      73.87
625 - 649                     23     12,039,132       2.10      523,546   5.477       626      641      649      51.35      72.09
600 - 624                      1        496,000       0.09      496,000   5.250       624      624      624      80.00      80.00
Not Scored                     2      1,498,591       0.26      750,000   4.125         0        0        0      37.74      55.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%        0      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Credit                  Original   Term to     Loan
Score                     LTV      Maturity    Age
---------------------------------------------------
825 - 849                 70.60%         180    0
800 - 824                 90.00          357    0
775 - 799                 90.00          360    0
750 - 774                 95.00          360    0
725 - 749                 90.00          360    0
700 - 724                 82.25          358    1
675 - 699                 95.00          359    1
650 - 674                 95.00          359    0
625 - 649                 90.00          359    1
600 - 624                 80.00          359    1
Not Scored                63.98          359    1
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

W.A.: 743
Lowest: 624
Highest: 837

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number     Aggregate     of Loans     Average
                           of        Current         by       Original     W.A.     Min.     W.A.     Max.       Min.       W.A.
                        Mortgage    Principal     Principal   Principal   Gross     FICO     FICO     FICO     Original   Original
Index                     Loans      Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
12ML                       1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Index                     LTV      Maturity    Age
---------------------------------------------------
12ML                      95.00%         359    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Loan Purpose             Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     694   $369,210,084      64.28%   $ 533,220   5.210%      624      749      837      29.41%     75.85%
Refinance-Cashout            208    105,823,367      18.42      508,873   5.497       626      736      814      12.17      63.49
Refinance-Rate/Term          181     99,326,237      17.29      548,934   5.382       632      729      811      16.92      65.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Loan Purpose              LTV      Maturity    Age
---------------------------------------------------
Purchase                  95.00%         359    0
Refinance-Cashout         80.00          360    0
Refinance-Rate/Term       89.91          359    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Property                Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Type                     Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                          612   $333,914,174      58.14%   $ 546,605   5.311%      626      741      837      12.17%     70.73%
PUD Detach                   264    140,031,177      24.38      530,647   5.229       624      743      814      26.67      71.21
Condo - Low                  128     61,436,477      10.70      480,129   5.366       642      749      817      45.65      76.64
Condo                         40     20,575,503       3.58      514,464   5.270       672      746      817      29.68      75.20
PUD Attach                    32     15,155,264       2.64      480,032   5.259       662      755      804      53.15      76.36
Townhouse                      6      2,673,283       0.47      445,626   5.124       643      732      805      62.04      73.65
2-Family                       1        573,810       0.10      574,500   5.000       770      770      770      52.23      52.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                      W.A.
                           Max.    Remaining   W.A.
Property                Original    Term to    Loan
Type                       LTV     Maturity    Age
---------------------------------------------------
SFR                       95.00%         359    0
PUD Detach                95.00          358    1
Condo - Low               90.00          359    0
Condo                     90.00          359    1
PUD Attach                80.00          359    1
Townhouse                 80.00          360    0
2-Family                  52.23          359    1
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Occupancy               Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Status                   Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                      948   $504,062,847      87.76%   $ 532,641   5.275%      624      741      837      12.17%     71.58%
Secondary                    121     64,231,869      11.18      530,944   5.382       651      756      816      35.25      72.81
Investor                      14      6,064,972       1.06      433,501   5.826       669      753      800      65.00      77.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
Occupancy               Original    Term to    Loan
Status                    LTV      Maturity    Age
---------------------------------------------------
Primary                   95.00%         359    0
Secondary                 90.00          358    1
Investor                  80.00          359    1
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Geographic              Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Distribution             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
California                   570   $310,829,300     54.12%    $ 545,697   5.335%      632      745      817      12.17%     70.87%
Florida                       98     49,972,833      8.70       510,198   5.358       631      744      816      29.41      74.83
Virginia                      69     33,429,286      5.82       487,520   5.131       624      742      809      43.05      74.30
Maryland                      36     19,469,304      3.39       540,925   5.125       646      746      817      33.33      70.29
South Carolina                31     15,476,581      2.69       499,326   5.329       653      742      793      48.61      74.04
Illinois                      26     14,359,255      2.50       552,350   5.335       655      745      805      43.80      72.88
North Carolina                28     13,740,495      2.39       490,856   5.249       660      741      813      42.78      73.57
Nevada                        26     13,394,440      2.33       515,298   5.456       632      723      783      26.47      65.99
Texas                         22     12,028,423      2.09       546,996   5.094       674      733      794      36.00      72.15
Georgia                       22     11,504,096      2.00       523,164   5.062       672      737      811      45.45      75.23
Arizona                       20     10,195,515      1.78       529,913   5.579       639      730      802      49.64      73.06
District of Columbia          15      7,603,686      1.32       507,154   5.278       669      751      806      48.25      74.09
Washington                    16      7,287,034      1.27       455,467   5.215       687      746      837      37.74      68.71
Colorado                      12      6,023,110      1.05       501,983   5.167       674      733      773      37.58      70.25
New Jersey                    10      5,487,388      0.96       548,785   5.068       677      731      768      37.06      68.67
Massachusetts                 10      4,697,846      0.82       469,890   5.202       649      733      803      38.72      72.24
Tennessee                      8      4,675,818      0.81       584,550   5.188       709      773      813      62.50      69.80
Hawaii                         6      4,553,100      0.79       758,850   5.279       670      773      815      45.65      68.50
New York                       8      4,330,964      0.75       541,505   5.092       651      706      784      47.62      73.37
Michigan                       6      3,600,880      0.63       600,367   5.742       626      720      800      69.34      73.55
Other                         44     21,700,333      3.78       493,308   5.035       660      745      805      23.95      74.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688    100.00%    $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
Geographic              Original    Term to    Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
California                95.00%         359    0
Florida                   90.00          359    1
Virginia                  95.00          359    1
Maryland                  80.00          360    0
South Carolina            90.00          360    0
Illinois                  80.00          360    0
North Carolina            81.94          359    1
Nevada                    95.00          360    0
Texas                     80.00          351    1
Georgia                   89.91          360    0
Arizona                   80.00          360    0
District of Columbia      90.00          359    1
Washington                80.00          351    0
Colorado                  80.00          360    0
New Jersey                90.00          359    1
Massachusetts             80.00          354    0
Tennessee                 80.95          359    1
Hawaii                    80.00          359    1
New York                  90.00          359    1
Michigan                  80.00          359    1
Other                     95.00          360    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
County                  Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Distribution             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
ORANGE - CA                   77   $ 43,047,310       7.49%   $ 559,161   5.329%      642      742      813      20.10%     67.99%
LOS ANGELES                   76     42,017,935       7.32      552,978   5.362       639      742      817      25.29      71.05
SANTA CLARA                   64     37,488,056       6.53      585,973   5.255       656      750      809      16.92      69.71
ALAMEDA                       54     29,019,667       5.05      539,805   5.295       666      748      808      41.10      74.43
SAN DIEGO                     52     28,154,745       4.90      541,535   5.376       646      745      807      26.67      68.72
SAN MATEO                     39     23,453,943       4.08      601,446   5.303       639      741      813      36.23      71.42
SAN FRANCISCO                 33     18,655,604       3.25      565,410   5.356       672      749      806      54.88      75.07
FAIRFAX                       26     13,326,078       2.32      512,694   4.967       654      746      809      43.05      72.51
RIVERSIDE                     25     11,900,607       2.07      476,175   5.432       680      749      804      41.26      75.23
COOK                          19     11,036,855       1.92      580,984   5.353       655      750      805      43.80      71.51
Other                        618    316,258,888      55.06      512,906   5.277       624      741      837      12.17      72.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
County                  Original    Term to    Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
ORANGE - CA               82.25%         360    0
LOS ANGELES               89.41          359    1
SANTA CLARA               80.00          360    0
ALAMEDA                   90.00          359    1
SAN DIEGO                 80.00          359    1
SAN MATEO                 80.00          359    1
SAN FRANCISCO             80.00          360    0
FAIRFAX                   88.50          359    1
RIVERSIDE                 90.00          357    1
COOK                      80.00          360    0
Other                     95.00          359    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Original                Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
LTV                      Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                  1   $    625,000       0.11%   $ 625,000   5.875%      760      760      760      12.17%     12.17%
15.01 - 20.00                  1        541,300       0.09      541,300   4.875       781      781      781      16.92      16.92
20.01 - 25.00                  3      1,515,516       0.26      505,333   5.259       697      739      770      20.10      22.67
25.01 - 30.00                  5      2,431,780       0.42      486,534   5.343       698      721      760      25.29      27.21
30.01 - 35.00                  3      2,049,039       0.36      683,333   5.061       700      767      811      33.33      34.12
35.01 - 40.00                 16      9,110,359       1.59      570,438   5.241       663      730      796      35.09      36.90
40.01 - 45.00                 17      9,575,979       1.67      563,483   5.225       670      767      809      40.19      41.97
45.01 - 50.00                 33     19,935,340       3.47      604,261   5.380       660      745      815      45.04      47.76
50.01 - 55.00                 35     17,897,386       3.12      517,304   5.261       632      753      810      50.11      52.72
55.01 - 60.00                 54     30,168,110       5.25      559,337   5.322       644      752      802      55.07      58.00
60.01 - 65.00                 62     35,111,756       6.11      572,875   5.449       646      743      805      60.07      63.11
65.01 - 70.00                122     70,475,091      12.27      577,745   5.324       626      729      813      65.12      68.41
70.01 - 75.00                 96     52,508,007       9.14      547,059   5.319       645      750      837      70.18      73.43
75.01 - 80.00                609    311,415,711      54.22      511,676   5.259       624      744      817      75.07      79.60
80.01 - 85.00                  5      2,223,690       0.39      444,923   5.338       697      721      760      80.95      81.85
85.01 - 90.00                 17      7,093,770       1.24      417,518   5.312       631      698      816      85.92      89.61
90.01 - 95.00                  4      1,681,854       0.29      420,464   5.577       671      721      762      95.00      95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.     Remaining   W.A.
Original                Original    Term to    Loan
LTV                       LTV      Maturity    Age
---------------------------------------------------
10.01 - 15.00            12.17%          360     0
15.01 - 20.00            16.92           360     0
20.01 - 25.00            23.95           360     0
25.01 - 30.00            29.68           359     1
30.01 - 35.00            34.63           360     0
35.01 - 40.00            39.32           357     0
40.01 - 45.00            43.80           353     0
45.01 - 50.00            50.00           359     1
50.01 - 55.00            54.94           359     1
55.01 - 60.00            60.00           360     0
60.01 - 65.00            65.00           360     0
65.01 - 70.00            70.00           359     1
70.01 - 75.00            75.00           358     0
75.01 - 80.00            80.00           359     0
80.01 - 85.00            83.07           359     1
85.01 - 90.00            90.00           359     1
90.01 - 95.00            95.00           359     1
---------------------------------------------------
Total:                   95.00%          359     0
---------------------------------------------------

W.A.: 71.78%
Lowest: 12.17%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Original                Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Term                     Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
180                            2   $    957,847       0.17%   $ 480,000   5.547%      723      766      837      70.60%     76.07%
240                            1        560,000       0.10      560,000   5.000       801      801      801      41.18      41.18
288                            1        431,262       0.08      432,000   5.375       804      804      804      80.00      80.00
300                            1        455,000       0.08      455,000   5.375       663      663      663      38.72      38.72
360                        1,078    571,955,578      99.58      531,401   5.292       624      743      817      12.17      71.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                      W.A.
                           Max.    Remaining   W.A.
Original                Original    Term to    Loan
Term                      LTV      Maturity    Age
---------------------------------------------------
180                       79.37%         179    1
240                       41.18          240    0
288                       80.00          287    1
300                       38.72          300    0
360                       95.00          360    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

12. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Documentation            Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Rapid                        409   $233,958,371      40.73%   $ 572,196   5.343%      660      756      817      12.17%     70.53%
Standard                     404    210,576,769      36.66      521,647   5.318       624      717      815      23.95      74.05
Reduced                      270    129,824,548      22.60      483,272   5.160       683      763      837      20.10      70.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,083   $574,359,688     100.00%   $ 531,170   5.293%      624      743      837      12.17%     71.78%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                           Max.    Remaining   W.A.
                        Original    Term to    Loan
Documentation             LTV      Maturity    Age
---------------------------------------------------
Rapid                     90.00%         359    0
Standard                  95.00          359    1
Reduced                   90.00          358    0
---------------------------------------------------
Total:                    95.00%         359    0
---------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                                  BoAMS 2005-E
                                 Total Combined
                            Collateral Summary Report

                                May 5, 2005 08:40
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $574,359,687.92
Loan Count: 1,083
Cut-off Date: 2005-05-01
Avg. Loan Balance: $530,341.36
Avg. Orig. Balance: $531,170.25
Percent IO: 70.12%
Accelerated Docs: 63.34%
W.A. FICO*: 743
W.A. Orig. LTV: 71.78%
W.A. Cut-Off LTV: 71.73%
W.A. Gross Coupon: 5.293%
W.A. Net Coupon: 5.031%
W.A. Svcg Fee: 0.258%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 1.92%
% over 100 COLTV: 0.00%
% with PMI: 1.92%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.31%
W.A. MI Adjusted LTV: 71.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.39%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.67%

* FICO not available for 2 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                  Percent
                    ----------------                  -------
                    $350,001 - $400,000                14.56%
                    $400,001 - $450,000                15.85
                    $450,001 - $500,000                15.79
                    $500,001 - $550,000                 9.91
                    $550,001 - $600,000                10.34
                    $600,001 - $650,000                 6.43
                    $650,001 - $700,000                 5.88
                    $700,001 - $750,000                 4.95
                    $750,001 - $800,000                 2.31
                    $800,001 - $850,000                 1.71

                    $850,001 - $900,000                 2.44
                    $900,001 - $950,000                 1.95
                    $950,001 - $1,000,000               5.67
                    $1,000,001 - $1,050,000             0.36
                    $1,050,001 - $1,100,000             0.19
                    $1,100,001 - $1,150,000             0.39
                    $1,150,001 - $1,200,000             0.83
                    $1,200,001 - $1,250,000             0.43
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $531,170.25
Lowest: $359,750.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                   Percent
                    ---------------                   -------
                    $100,001 - $150,000                 0.03%
                    $350,001 - $400,000                14.70
                    $400,001 - $450,000                15.78
                    $450,001 - $500,000                15.79
                    $500,001 - $550,000                 9.89
                    $550,001 - $600,000                10.37
                    $600,001 - $650,000                 6.43
                    $650,001 - $700,000                 5.90
                    $700,001 - $750,000                 4.83
                    $750,001 - $800,000                 2.31
                    $800,001 - $850,000                 1.71
                    $850,001 - $900,000                 2.44
                    $900,001 - $950,000                 1.95
                    $950,001 - $1,000,000               5.67
                    $1,000,001 - $1,050,000             0.36
                    $1,050,001 - $1,100,000             0.19
                    $1,100,001 - $1,150,000             0.39
                    $1,150,001 - $1,200,000             0.83
                    $1,200,001 - $1,250,000             0.43
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $530,341.36
Lowest: $147,619.12
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

                    Lien Position                     Percent
                    -------------                     -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

5. Coupon

                    Coupon                            Percent
                    ------                            -------
                    3.251 - 3.500                       0.10%
                    3.501 - 3.750                       0.15
                    3.751 - 4.000                       0.84
                    4.001 - 4.250                       1.48
                    4.251 - 4.500                       3.16
                    4.501 - 4.750                       5.15
                    4.751 - 5.000                      14.13
                    5.001 - 5.250                      22.47
                    5.251 - 5.500                      27.34
                    5.501 - 5.750                      16.70
                    5.751 - 6.000                       7.05
                    6.001 - 6.250                       0.99
                    6.251 - 6.500                       0.36
                    6.501 - 6.750                       0.08
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.293%
Lowest: 3.500%
Highest: 6.750%

--------------------------------------------------------------------------------

6. Credit Score

                    Credit Score                      Percent
                    ------------                      -------
                    800 - 849                           6.38%
                    750 - 799                          43.39

                    700 - 749                          32.45
                    650 - 699                          15.34
                    600 - 649                           2.18
                    Not Scored                          0.26
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 743
Lowest: 624
Highest: 837

--------------------------------------------------------------------------------

7. PMI Providers

                    PMI Providers                     Percent
                    -------------                     -------
                    NONE                               98.08%
                    GEMIC                               0.47
                    PMIC                                0.38
                    RMIC                                0.36
                    UGRIC                               0.33
                    RGIC                                0.28
                    MGIC                                0.08
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

8. Product Type

                    Product Type                      Percent
                    ------------                      -------
                    5YR IO 12 MO LIBOR                 58.28%
                    5/25 12 MO LIBOR                   22.75
                    10YR IO 12 MO LIBOR                 5.36
                    3YR IO 12 MO LIBOR                  3.75
                    7YR IO 12 MO LIBOR                  2.74
                    3/27 12 MO LIBOR                    2.65
                    7/23 12 MO LIBOR                    2.35
                    10/20 12 MO LIBOR                   1.70
                    5/10 12 MO LIBOR                    0.17
                    5/15 12 MO LIBOR                    0.10
                    5/20 12 MO LIBOR                    0.08
                    3/21 12 MO LIBOR                    0.08
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

9. Index

                    Index                             Percent
                    -----                             -------
                    12ML                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

10. Loan Purpose

                    Loan Purpose                      Percent
                    ------------                      -------
                    Purchase                           64.28%
                    Refinance-Cashout                  18.42
                    Refinance-Rate/Term                17.29
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

11. Loan Type

                    Loan Type                         Percent
                    ---------                         -------
                    Conventional w/ PMI                 1.92%
                    Conventional w/o PMI               98.08
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

12. Property Type

                    Property Type                     Percent
                    -------------                     -------
                    SFR                                58.14%
                    PUD Detach                         24.38
                    Condo - Low                        10.70
                    Condo                               3.58
                    PUD Attach                          2.64
                    Townhouse                           0.47
                    2-Family                            0.10
                                                      ------
                    Total:                            100.00%
                                                      ======
--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                  Percent
                    ----------------                  -------
                    Primary                            87.76%
                    Secondary                          11.18
                    Investor                            1.06
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

14. Documentation

                    Documentation                     Percent
                    -------------                     -------
                    Rapid                              40.73%
                    Standard                           36.66
                    Reduced                            22.60
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

15. State

                    State                             Percent
                    -----                             -------
                    California                         54.12%
                    Florida                             8.70
                    Virginia                            5.82
                    Maryland                            3.39
                    South Carolina                      2.69
                    Other                              25.28
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

16. California

                    California                        Percent
                    ----------                        -------
                    Northern California                54.82%
                    Southern California                45.18
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                          Percent
                    --------                          -------
                    94611                               0.67%
                    34145                               0.57
                    95014                               0.54
                    95746                               0.51
                    94404                               0.49
                    Other                              97.21
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

18. Convertible Flag

                    Convertible Flag                  Percent
                    ----------------                  -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

19. Buydown Agreement

                    Buydown Agreement                 Percent
                    -----------------                 -------
                    N                                  99.76%
                    Y                                   0.24
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

20. OLTV

                    OLTV                              Percent
                    ----                              -------
                    <= 20.00                            0.20%
                    20.01 - 25.00                       0.26
                    25.01 - 30.00                       0.42
                    30.01 - 35.00                       0.36
                    35.01 - 40.00                       1.59
                    40.01 - 45.00                       1.67
                    45.01 - 50.00                       3.47
                    50.01 - 55.00                       3.12

                    55.01 - 60.00                       5.25
                    60.01 - 65.00                       6.11
                    65.01 - 70.00                      12.27
                    70.01 - 75.00                       9.14
                    75.01 - 80.00                      54.22
                    80.01 - 85.00                       0.39
                    85.01 - 90.00                       1.24
                    90.01 - 95.00                       0.29
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.78%
Lowest: 12.17%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

                    Cut-Off LTV                       Percent
                    -----------                       -------
                    <= 20.00                            0.23%
                    20.01 - 25.00                       0.26
                    25.01 - 30.00                       0.42
                    30.01 - 35.00                       0.42
                    35.01 - 40.00                       1.59
                    40.01 - 45.00                       1.67
                    45.01 - 50.00                       3.47
                    50.01 - 55.00                       3.22
                    55.01 - 60.00                       5.08
                    60.01 - 65.00                       6.09
                    65.01 - 70.00                      12.37
                    70.01 - 75.00                       9.14
                    75.01 - 80.00                      54.12
                    80.01 - 85.00                       0.39
                    85.01 - 90.00                       1.24
                    90.01 - 95.00                       0.29
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.73%
Lowest: 12.17%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

                    Delinquency*                      Percent
                    ------------                      -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======
* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

                    Times 30 Days DLQ                 Percent
                    -----------------                 -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

                    Prepayment Penalty Term           Percent
                    -----------------------           -------
                    0                                  99.61%
                    36                                  0.39
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

                    Prepayment Penalty                Percent
                    ------------------                -------
                    2%ofPPAmnt>20%                      0.39%
                    NONE                               99.61
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

                    Cutoff Rollterm                   Percent
                    ---------------                   -------
                    31 - 36                             6.47%
                    55 - 60                            81.37

                    79 - 84                             5.09
                    103 or greater                      7.06
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 63.4 months
Lowest: 34 months
Highest: 120 months

--------------------------------------------------------------------------------

27. Original Term

                    Original Term                     Percent
                    -------------                     -------
                    180                                 0.17%
                    240                                 0.10
                    288                                 0.08
                    300                                 0.08
                    360                                99.58
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

                    Cut-Off Remaining Term            Percent
                    ----------------------            -------
                    175 - 180                           0.17%
                    235 - 240                           0.10
                    241 - 288                           0.08
                    295 - 300                           0.08
                    349 - 354                           0.06
                    355 - 360                          99.52
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 359.0 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

                    Cutoff Loan Age                   Percent
                    ---------------                   -------
                    0                                  54.10%
                    1 - 6                              45.90
                                                      ------
                    Total:                            100.00%
                                                      ======
W.A.: 0.5 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

30. Gross Margin

                    Gross Margin                      Percent
                    ------------                      -------
                    2.250                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

                    Initial Cap (ARMs)                Percent
                    ------------------                -------
                    2.000                               6.47%
                    5.000                              93.53
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 4.806%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

                    Periodic Cap (ARMs)               Percent
                    -------------------               -------
                    2.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

                    Maximum Rate (ARMs)               Percent
                    -------------------               -------
                    8.001 - 9.000                       1.00%
                    9.001 - 10.000                     22.61
                    10.001 - 11.000                    70.15
                    11.001 - 12.000                     6.10
                    12.001 - 13.000                     0.15
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 10.357%
Lowest: 8.500%
Highest: 12.750%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-E
                                    3-1 ARMs

                                   73 records
                               Balance: 37,181,944
                                May 5, 2005 08:38
--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Original Balance          Loans       Balance      Balance     Balance    Coupon    Score    Score    Score       LTV       LTV
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            32     $12,746,140      34.28%    $398,438    5.346%     651      738      816       29.68%     75.99%
450,001 - 550,000            21      10,081,762      27.11      499,391    5.144      673      741      802       16.92      70.86
550,001 - 650,000             7       4,110,000      11.05      587,143    5.517      685      739      790       37.58      66.61
650,001 - 750,000             7       4,867,042      13.09      695,540    5.319      691      758      799       57.53      72.42
750,001 - 850,000             2       1,588,000       4.27      794,000    5.125      716      731      745       77.14      78.56
850,001 - 950,000             2       1,845,750       4.96      922,875    5.497      750      762      774       64.29      69.78
950,001 - 1,050,000           2       1,943,250       5.23      971,625    5.125      775      777      780       75.00      77.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%    $514,972    5.293%     651      745      816       16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original   Term to     Loan
Original Balance          LTV     Maturity     Age
---------------------------------------------------
350,001 - 450,000         90.00%        357     0
450,001 - 550,000         80.95         360     0
550,001 - 650,000         80.00         360     0
650,001 - 750,000         80.00         359     1
750,001 - 850,000         80.00         360     0
850,001 - 950,000         75.00         360     0
950,001 - 1,050,000       80.00         360     0
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

Average: $514,972.45
Lowest: $365,000.00
Highest: $972,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Gross                   Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Coupon                   Loans       Balance       Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                 1        $508,853       1.37%    $509,587    4.000%     726      726      726       76.63%     76.63%
4.376 - 4.500                 3       1,300,910       3.50      433,637    4.500      651      711      782       80.00      82.84
4.501 - 4.625                 4       1,806,914       4.86      452,000    4.625      673      710      759       59.57      73.80
4.751 - 4.875                 5       2,779,550       7.48      555,910    4.875      744      776      798       16.92      64.21
4.876 - 5.000                 4       2,202,042       5.92      550,945    5.000      747      773      799       59.84      76.55
5.001 - 5.125                10       5,427,342      14.60      542,908    5.125      691      735      794       54.80      73.25
5.126 - 5.250                 9       3,885,849      10.45      476,720    5.250      689      744      802       29.68      74.65
5.251 - 5.375                10       5,785,812      15.56      578,655    5.375      678      740      804       60.74      76.21
5.376 - 5.500                 9       4,472,840      12.03      496,982    5.500      679      725      790       37.58      68.63
5.501 - 5.625                 9       4,559,500      12.26      506,611    5.625      693      760      816       59.59      71.64
5.626 - 5.750                 3       1,644,000       4.42      548,000    5.750      764      782      799       57.53      68.53
5.751 - 5.875                 4       1,947,613       5.24      487,000    5.875      735      745      764       60.00      73.22
6.001 - 6.125                 1         416,720       1.12      416,720    6.125      780      780      780       80.00      80.00
6.626 - 6.750                 1         444,000       1.19      444,000    6.750      719      719      719       80.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%    $514,972    5.293%     651      745      816       16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original    Term to    Loan
Gross Coupon              LTV      Maturity    Age
---------------------------------------------------
3.876 - 4.000             76.63%        359     1
4.376 - 4.500             90.00         359     1
4.501 - 4.625             80.00         359     1
4.751 - 4.875             80.00         360     0
4.876 - 5.000             80.00         359     1
5.001 - 5.125             80.95         360     0
5.126 - 5.250             89.94         359     1
5.251 - 5.375             90.00         354     0
5.376 - 5.500             80.00         360     0
5.501 - 5.625             90.00         360     0
5.626 - 5.750             80.00         360     0
5.751 - 5.875             80.00         360     0
6.001 - 6.125             80.00         360     0
6.626 - 6.750             80.00         359     1
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

W.A.: 5.293%
Lowest: 4.000%
Highest: 6.750%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Credit                  Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Score                    Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                     3        $961,381       2.59%    $454,833    5.455%     802      808      816       61.94%     81.21%
775 - 799                    16       9,053,956      24.35      566,000    5.282      775      785      799       16.92      68.04
750 - 774                    18       9,905,057      26.64      550,409    5.377      750      763      774       59.84      76.31
725 - 749                    10       4,789,053      12.88      478,979    5.249      726      740      747       60.00      76.64
700 - 724                    12       5,906,760      15.89      492,356    5.294      700      711      721       29.68      68.43
675 - 699                    12       5,648,827      15.19      470,846    5.291      678      690      696       55.13      75.47
650 - 674                     2         916,910       2.47      458,455    4.575      651      664      673       59.57      71.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%    $514,972    5.293%     651      745      816       16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original    Term to    Loan
Credit Score              LTV      Maturity    Age
---------------------------------------------------
800 - 824                 90.00%        327     1
775 - 799                 80.00         360     0
750 - 774                 80.00         360     0
725 - 749                 90.00         360     0
700 - 724                 80.95         360     0
675 - 699                 89.94         360     0
650 - 674                 90.00         360     0
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

W.A.: 745
Lowest: 651
Highest: 816

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Index                    Loans       Balance       Balance     Balance    Coupon     Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
12ML                         73     $37,181,944    100.00%     $514,972   5.293%      651      745      816      16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944    100.00%     $514,972   5.293%      651      745      816      16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original    Term to    Loan
Index                     LTV      Maturity    Age
---------------------------------------------------
12ML                     90.00%         359     0
---------------------------------------------------
Total:                   90.00%         359     0
---------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Loan Purpose             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     53     $26,809,767      72.10%     $513,561   5.276%     651      747      816      57.53%     78.20%
Refinance-Cashout            16       8,262,401      22.22       516,492   5.391      673      733      794      29.68      59.87
Refinance-Rate/Term           4       2,109,777       5.67       527,594   5.128      709      761      790      16.92      57.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%     $514,972   5.293%     651      745      816      16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original    Term to    Loan
Loan Purpose              LTV      Maturity    Age
---------------------------------------------------
Purchase                  90.00%        358     0
Refinance-Cashout         80.00         360     0
Refinance-Rate/Term       80.95         359     1
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Property                Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Type                     Loans        Balance      Balance      Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                          41     $21,191,549      56.99%     $526,794   5.287%     651      735      802       16.92%     72.44%
PUD Detach                   17       8,912,589      23.97       524,412   5.299      679      760      799       57.53      71.52
Condo                         9       4,666,270      12.55       518,526   5.227      696      753      790       29.68      74.21
Condo - Low                   5       1,935,535       5.21       387,340   5.353      689      753      816       63.48      80.85
PUD Attach                    1         476,000       1.28       476,000   5.875      764      764      764       80.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%     $514,972   5.293%     651      745      816       16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original    Term to    Loan
Property Type             LTV      Maturity    Age
---------------------------------------------------
SFR                       90.00%        360     0
PUD Detach                80.00         359     1
Condo                     80.00         359     1
Condo - Low               90.00         343     1
PUD Attach                80.00         360     0
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Occupancy               Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Status                   Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                      59     $30,421,749     81.82%     $522,571    5.265%     651      740      802       16.92%     71.75%
Secondary                    11       5,487,862     14.76       498,964    5.295      691      763      816       66.76      78.15
Investor                      3       1,272,333      3.42       424,240    5.957      752      766      780       80.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944    100.00%     $514,972    5.293%     651      745      816       16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Occupancy               Original    Term to    Loan
Status                    LTV      Maturity    Age
---------------------------------------------------
Primary                   90.00%        360     0
Secondary                 90.00         354     0
Investor                  80.00         360     0
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Geographic              Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Distribution             Loans        Balance      Balance      Balance   Coupon     Score    Score    Score     LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
California                   22     $11,428,730      30.74%    $519,655    5.286%     689      751      804       16.92%     71.78%
Florida                      15       7,550,231      20.31      503,439    5.276      691      753      816       29.68      76.17
South Carolina                6       3,203,904       8.62      534,135    5.041      673      742      790       59.57      77.14
Nevada                        4       2,582,000       6.94      645,500    5.479      735      757      783       57.53      64.57
Arizona                       4       2,124,619       5.71      631,750    5.345      691      724      802       61.94      68.83
North Carolina                3       1,371,000       3.69      457,000    5.717      690      741      764       55.13      72.40
New Jersey                    3       1,313,200       3.53      437,733    5.341      737      745      755       66.76      77.89
Texas                         3       1,294,582       3.48      431,892    5.093      679      746      790       54.80      64.40
Illinois                      2       1,208,000       3.25      604,000    5.560      685      716      750       80.00      80.00
Tennessee                     2         990,818       2.66      495,700    5.125      709      742      774       80.00      80.47
Virginia                      2         849,408       2.28      425,000    5.084      704      721      742       62.90      72.15
Colorado                      1         620,000       1.67      620,000    5.500      714      714      714       37.58      37.58
Georgia                       1         500,000       1.34      500,000    5.500      790      790      790       80.00      80.00
Maryland                      1         500,000       1.34      500,000    5.375      678      678      678       79.87      79.87
Wisconsin                     1         477,800       1.29      477,800    5.250      775      775      775       80.00      80.00
Massachusetts                 1         400,000       1.08      400,000    5.625      769      769      769       71.81      71.81
Pennsylvania                  1         398,742       1.07      399,200    5.250      711      711      711       80.00      80.00
New York                      1         368,910       0.99      368,910    4.500      651      651      651       90.00      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%    $514,972    5.293%     651      745      816       16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Geographic              Original    Term to    Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
California                80.00%        357     0
Florida                   90.00         360     0
South Carolina            89.94         360     0
Nevada                    77.14         360     0
Arizona                   80.00         360     0
North Carolina            80.00         360     0
New Jersey                90.00         360     0
Texas                     80.00         359     1
Illinois                  80.00         360     0
Tennessee                 80.95         359     1
Virginia                  80.00         359     1
Colorado                  37.58         360     0
Georgia                   80.00         360     0
Maryland                  79.87         360     0
Wisconsin                 80.00         360     0
Massachusetts             71.81         360     0
Pennsylvania              80.00         359     1
New York                  90.00         360     0
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
County                  Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Distribution             Loans        Balance      Balance     Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                   3      $1,867,050       5.02%    $622,350    5.154%     747      771      781      16.92%      59.18%
COLLIER                       2       1,631,250       4.39      815,625    5.027      768      775      780       75.00      77.02
WASHOE                        2       1,460,000       3.93      730,000    5.464      735      740      745       60.00      69.39
LOS ANGELES                   2       1,452,000       3.91      726,000    5.182      716      737      762       80.00      80.00
HORRY                         2       1,346,250       3.62      673,125    5.340      775      779      790       75.00      78.61
BROWARD                       3       1,344,560       3.62      448,187    5.653      700      751      780       79.67      79.88
COOK                          2       1,208,000       3.25      604,000    5.560      685      716      750       80.00      80.00
ORANGE - CA                   3       1,188,613       3.20      396,333    5.972      706      726      752       63.48      74.93
CLARK                         2       1,122,000       3.02      561,000    5.498      769      778      783       57.53      58.31
MARICOPA                      2       1,077,000       2.90      538,500    5.125      691      692      695       70.00      73.57
Other                        50      23,485,221      63.16      477,918    5.246      651      742      816       29.68      73.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%    $514,972    5.293%     651      745      816      16.92%      72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
County                  Original    Term to    Loan
Distribution              LTV      Maturity    Age
---------------------------------------------------
SANTA CLARA               80.00%        360     0
COLLIER                   80.00         359     1
WASHOE                    77.14         360     0
LOS ANGELES               80.00         360     0
HORRY                     80.00         360     0
BROWARD                   80.00         360     0
COOK                      80.00         360     0
ORANGE - CA               80.00         359     1
CLARK                     59.84         359     1
MARICOPA                  80.00         360     0
Other                     90.00         358     0
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Original                Mortgage     Principal    Principal    Principal   Gross     FICO     FICO     FICO    Original   Original
LTV                      Loans        Balance      Balance      Balance    Coupon    Score    Score    Score     LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 1        $541,300       1.46%    $541,300    4.875%     781      781      781       16.92%     16.92%
25.01 - 30.00                 1         400,210       1.08      400,670    5.250      707      707      707       29.68      29.68
35.01 - 40.00                 1         620,000       1.67      620,000    5.500      714      714      714       37.58      37.58
50.01 - 55.00                 1         509,077       1.37      509,675    5.125      790      790      790       54.80      54.80
55.01 - 60.00                 6       3,324,000       8.94      554,000    5.451      673      743      790       55.13      58.67
60.01 - 65.00                 8       3,721,067      10.01      515,500    5.451      679      744      802       60.72      62.38
65.01 - 70.00                 5       2,613,600       7.03      522,720    5.263      691      722      798       66.76      68.59
70.01 - 75.00                 5       3,114,250       8.38      622,850    5.287      769      781      799       71.81      74.59
75.01 - 80.00                39      19,909,776      53.55      510,665    5.257      678      744      804       76.63      79.78
80.01 - 85.00                 1         495,400       1.33      495,400    5.125      709      709      709       80.95      80.95
85.01 - 90.00                 5       1,933,264       5.20      386,833    5.285      651      730      816       89.94      89.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%    $514,972    5.293%     651      745      816       16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Original                Original   Term to     Loan
LTV                       LTV      Maturity    Age
---------------------------------------------------
15.01 - 20.00             16.92%        360     0
25.01 - 30.00             29.68         359     1
35.01 - 40.00             37.58         360     0
50.01 - 55.00             54.80         359     1
55.01 - 60.00             60.00         360     0
60.01 - 65.00             64.29         360     0
65.01 - 70.00             70.00         360     0
70.01 - 75.00             75.00         360     0
75.01 - 80.00             80.00         358     0
80.01 - 85.00             80.95         360     0
85.01 - 90.00             90.00         359     1
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

W.A.: 72.98%
Lowest: 16.92%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
Original                Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Term                     Loans        Balance      Balance     Balance    Coupon     Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
288                           1        $431,262      1.16%     $432,000    5.375%      804      804      804      80.00%     80.00%
360                          72      36,750,682     98.84       516,125    5.292       651      744      816      16.92      72.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944    100.00%     $514,972    5.293%      651      745      816      16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
Original                Original    Term to    Loan
Term                      LTV      Maturity    Age
---------------------------------------------------
288                      80.00%         287     1
360                      90.00          360     0
---------------------------------------------------
Total:                   90.00%         359     0
---------------------------------------------------

W.A.: 359.2 months
Lowest: 288 months
Highest: 360 months

--------------------------------------------------------------------------------

12. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate    of Loans     Average
                           of         Current        by        Original    W.A.      Min.     W.A.     Max.      Min.       W.A.
                        Mortgage     Principal    Principal   Principal   Gross      FICO     FICO     FICO    Original   Original
Documentation            Loans       Balance      Balance      Balance    Coupon    Score    Score    Score      LTV        LTV
------------------------------------------------------------------------------------------------------------------------------------
Rapid                        26     $15,041,583      40.45%     $578,622   5.305%     673      754      816      16.92%     70.39%
Standard                     29      13,408,941      36.06       462,498   5.299      651      721      782      29.68      75.74
Reduced                      18       8,731,420      23.48       507,576   5.263      691      765      802      54.80      73.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                       73     $37,181,944     100.00%     $514,972   5.293%     651      745      816      16.92%     72.98%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                                     W.A.
                          Max.    Remaining    W.A.
                        Original    Term to    Loan
Documentation             LTV      Maturity    Age
---------------------------------------------------
Rapid                     90.00%        358     0
Standard                  90.00         360     0
Reduced                   80.00         360     0
---------------------------------------------------
Total:                    90.00%        359     0
---------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-E
                                    3-1 ARMs
                            Collateral Summary Report

                                May 5, 2005 08:42
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $37,181,943.95
Loan Count: 73
Cut-off Date: 2005-05-01
Avg. Loan Balance: $509,341.70
Avg. Orig. Balance: $514,972.45
Percent IO: 57.88%
Accelerated Docs: 63.94%
W.A. FICO*: 745
W.A. Orig. LTV: 72.98%
W.A. Cut-Off LTV: 72.78%
W.A. Gross Coupon: 5.293%
W.A. Net Coupon: 4.915%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 6.53%
% over 100 COLTV: 0.00%
% with PMI: 6.53%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.14%
W.A. MI Adjusted LTV: 71.43%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.39%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                  Percent
                    ----------------                  -------
                    $350,001 - $400,000                18.46%
                    $400,001 - $450,000                15.82
                    $450,001 - $500,000                16.94
                    $500,001 - $550,000                10.18
                    $550,001 - $600,000                 7.71
                    $600,001 - $650,000                 3.35
                    $650,001 - $700,000                 7.20
                    $700,001 - $750,000                 5.89
                    $750,001 - $800,000                 4.27
                    $850,001 - $900,000                 2.42

                    $900,001 - $950,000                 2.54
                    $950,001 - $1,000,000               5.23
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $514,972.45
Lowest: $365,000.00
Highest: $972,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                   Percent
                    ---------------                   -------
                    $100,001 - $150,000                 0.40%
                    $350,001 - $400,000                18.46
                    $400,001 - $450,000                15.82
                    $450,001 - $500,000                16.94
                    $500,001 - $550,000                 9.78
                    $550,001 - $600,000                 7.71
                    $600,001 - $650,000                 3.35
                    $650,001 - $700,000                 7.20
                    $700,001 - $750,000                 5.89
                    $750,001 - $800,000                 4.27
                    $850,001 - $900,000                 2.42
                    $900,001 - $950,000                 2.54
                    $950,001 - $1,000,000               5.23
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $509,341.70
Lowest: $147,619.12
Highest: $972,000.00

--------------------------------------------------------------------------------

4. Lien Position

                    Lien Position                     Percent
                    -------------                     -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

5. Coupon

                    Coupon                            Percent
                    ------                            -------
                    3.751 - 4.000                       1.37%
                    4.251 - 4.500                       3.50
                    4.501 - 4.750                       4.86
                    4.751 - 5.000                      13.40
                    5.001 - 5.250                      25.05
                    5.251 - 5.500                      27.59
                    5.501 - 5.750                      16.68
                    5.751 - 6.000                       5.24
                    6.001 - 6.250                       1.12
                    6.501 - 6.750                       1.19
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.293%
Lowest: 4.000%
Highest: 6.750%

--------------------------------------------------------------------------------

6. Credit Score

                    Credit Score                      Percent
                    ------------                      -------
                    800 - 849                           2.59%
                    750 - 799                          50.99
                    700 - 749                          28.77
                    650 - 699                          17.66
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 745
Lowest: 651
Highest: 816

--------------------------------------------------------------------------------

7. PMI Providers

                    PMI Providers                     Percent
                    -------------                     -------
                    NONE                               93.47%
                    UGRIC                               3.12
                    GEMIC                               2.32
                    RMIC                                1.09
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

8. Product Type

                    Product Type                      Percent
                    ------------                      -------
                    3YR IO 12 MO LIBOR                 57.88%
                    3/27 12 MO LIBOR                   40.96
                    3/21 12 MO LIBOR                    1.16
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

9. Index

                    Index                             Percent
                    -----                             -------
                    12ML                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

10. Loan Purpose

                    Loan Purpose                      Percent
                    ------------                      -------
                    Purchase                           72.10%
                    Refinance-Cashout                  22.22
                    Refinance-Rate/Term                 5.67
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

11. Loan Type

                    Loan Type                         Percent
                    ---------                         -------
                    Conventional w/ PMI                 6.53%
                    Conventional w/o PMI               93.47
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

12. Property Type

                    Property Type                     Percent
                    -------------                     -------
                    SFR                                56.99%

                    PUD Detach                         23.97
                    Condo                              12.55
                    Condo - Low                         5.21
                    PUD Attach                          1.28
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                  Percent
                    ----------------                  -------
                    Primary                            81.82%
                    Secondary                          14.76
                    Investor                            3.42
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

14. Documentation

                    Documentation                     Percent
                    -------------                     -------
                    Rapid                              40.45%
                    Standard                           36.06
                    Reduced                            23.48
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

15. State

                    State                             Percent
                    -----                             -------
                    California                         30.74%
                    Florida                            20.31
                    South Carolina                      8.62
                    Nevada                              6.94
                    Arizona                             5.71
                    Other                              27.68
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

16. California

                    California                        Percent
                    ----------                        -------
                    Northern California                51.86%
                    Southern California                48.14
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                          Percent
                    --------                          -------
                    34145                               4.39%
                    89511                               3.93
                    29575                               2.61
                    28428                               2.56
                    94306                               2.54
                    Other                              83.97
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

18. Convertible Flag

                    Convertible Flag                  Percent
                    ----------------                  -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

19. Buydown Agreement

                    Buydown Agreement                 Percent
                    -----------------                 -------
                    N                                  99.01%
                    Y                                   0.99
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

20. OLTV

                    OLTV                              Percent
                    ----                              -------
                    <= 25.00                            1.46%
                    25.01 - 30.00                       1.08

                    35.01 - 40.00                       1.67
                    50.01 - 55.00                       1.37
                    55.01 - 60.00                       8.94
                    60.01 - 65.00                      10.01
                    65.01 - 70.00                       7.03
                    70.01 - 75.00                       8.38
                    75.01 - 80.00                      53.55
                    80.01 - 85.00                       1.33
                    85.01 - 90.00                       5.20
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 72.98%
Lowest: 16.92%
Highest: 90.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

                    Cut-Off LTV                       Percent
                    -----------                       -------
                    <= 25.00                            1.85%
                    25.01 - 30.00                       1.08
                    35.01 - 40.00                       1.67
                    50.01 - 55.00                       1.37
                    55.01 - 60.00                       8.94
                    60.01 - 65.00                       9.61
                    65.01 - 70.00                       7.03
                    70.01 - 75.00                       8.38
                    75.01 - 80.00                      53.55
                    80.01 - 85.00                       1.33
                    85.01 - 90.00                       5.20
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 72.78%
Lowest: 16.62%
Highest: 90.00%

--------------------------------------------------------------------------------

22. Delinquency*

                    Delinquency*                      Percent
                    ------------                      -------
                    0-29 days                         100.00%

                                                      ------
                    Total:                            100.00%
                                                      ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

                    Times 30 Days DLQ                 Percent
                    -----------------                 -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

                    Prepayment Penalty Term           Percent
                    -----------------------           -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

                    Prepayment Penalty                Percent
                    ------------------                -------
                    NONE                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

                    Cutoff Rollterm                   Percent
                    ---------------                   -------
                    31 - 36                           100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 35.6 months
Lowest: 34 months
Highest: 36 months

--------------------------------------------------------------------------------

27. Original Term

                    Original Term                     Percent
                    -------------                     -------
                    288                                 1.16%
                    360                                98.84
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 359.2 months
Lowest: 288 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

                    Cut-Off Remaining Term            Percent
                    ----------------------            -------
                    241 - 288                           1.16%
                    355 - 360                          98.84
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 358.8 months
Lowest: 287 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

                    Cutoff Loan Age                   Percent
                    ---------------                   -------
                    0                                  64.71%
                    1 - 6                              35.29
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.4 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

30. Gross Margin

                    Gross Margin                      Percent
                    ------------                      -------
                    2.250                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

                    Initial Cap (ARMs)                Percent
                    ------------------                -------
                    2.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

                    Periodic Cap (ARMs)               Percent
                    -------------------               -------
                    2.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

                    Maximum Rate (ARMs)               Percent
                    -------------------               -------
                    9.001 - 10.000                      1.37%
                    10.001 - 11.000                    21.76
                    11.001 - 12.000                    74.56
                    12.001 - 13.000                     2.31
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 11.293%
Lowest: 10.000%
Highest: 12.750%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-E
                                    5-1 ARMs
                            Collateral Summary Report

                                May 5, 2005 08:43
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $467,369,700.70
Loan Count: 883
Cut-off Date: 2005-05-01
Avg. Loan Balance: $529,297.51
Avg. Orig. Balance: $529,593.20
Percent IO: 71.62%
Accelerated Docs: 62.77%
W.A. FICO*: 742
W.A. Orig. LTV: 71.74%
W.A. Cut-Off LTV: 71.70%
W.A. Gross Coupon: 5.248%
W.A. Net Coupon: 4.994%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 1.57%
% over 100 COLTV: 0.00%
% with PMI: 1.57%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.44%
W.A. MI Adjusted LTV: 71.37%
% Second Lien: 0.00%
% with Prepay Penalty: 0.48%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.83%

* FICO not available for 2 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                  Percent
                    ----------------                  -------
                    $350,001 - $400,000                14.45%
                    $400,001 - $450,000                16.43
                    $450,001 - $500,000                16.13
                    $500,001 - $550,000                 9.90
                    $550,001 - $600,000                10.67
                    $600,001 - $650,000                 6.56
                    $650,001 - $700,000                 5.35
                    $700,001 - $750,000                 4.21
                    $750,001 - $800,000                 2.17
                    $800,001 - $850,000                 1.75

                    $850,001 - $900,000                 2.43
                    $900,001 - $950,000                 2.19
                    $950,001 - $1,000,000               5.49
                    $1,000,001 - $1,050,000             0.22
                    $1,100,001 - $1,150,000             0.48
                    $1,150,001 - $1,200,000             1.01
                    $1,200,001 - $1,250,000             0.53
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $529,593.20
Lowest: $359,750.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                   Percent
                    ---------------                   -------
                    $350,001 - $400,000                14.54%
                    $400,001 - $450,000                16.34
                    $450,001 - $500,000                16.13
                    $500,001 - $550,000                 9.90
                    $550,001 - $600,000                10.78
                    $600,001 - $650,000                 6.56
                    $650,001 - $700,000                 5.38
                    $700,001 - $750,000                 4.06
                    $750,001 - $800,000                 2.17
                    $800,001 - $850,000                 1.75
                    $850,001 - $900,000                 2.43
                    $900,001 - $950,000                 2.19
                    $950,001 - $1,000,000               5.49
                    $1,000,001 - $1,050,000             0.22
                    $1,100,001 - $1,150,000             0.48
                    $1,150,001 - $1,200,000             1.01
                    $1,200,001 - $1,250,000             0.53
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $529,297.51
Lowest: $359,641.61
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

                    Lien Position                     Percent
                    -------------                     -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

5. Coupon

                    Coupon                            Percent
                    ------                            -------
                    3.251 - 3.500                       0.12%
                    3.501 - 3.750                       0.18
                    3.751 - 4.000                       0.92
                    4.001 - 4.250                       1.82
                    4.251 - 4.500                       3.61
                    4.501 - 4.750                       5.69
                    4.751 - 5.000                      15.84
                    5.001 - 5.250                      23.22
                    5.251 - 5.500                      27.74
                    5.501 - 5.750                      15.20
                    5.751 - 6.000                       5.00
                    6.001 - 6.250                       0.32
                    6.251 - 6.500                       0.34
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.248%
Lowest: 3.500%
Highest: 6.500%

--------------------------------------------------------------------------------

6. Credit Score

                    Credit Score                      Percent
                    ------------                      -------
                    800 - 849                           6.37%
                    750 - 799                          42.54
                    700 - 749                          32.18
                    650 - 699                          16.07
                    600 - 649                           2.53
                    Not Scored                          0.32

                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 742
Lowest: 624
Highest: 837

--------------------------------------------------------------------------------

7. PMI Providers

                    PMI Providers                     Percent
                    -------------                     -------
                    NONE                               98.43%
                    PMIC                                0.37
                    RMIC                                0.36
                    GEMIC                               0.32
                    RGIC                                0.26
                    UGRIC                               0.16
                    MGIC                                0.10
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

8. Product Type

                    Product Type                      Percent
                    ------------                      -------
                    5YR IO 12 MO LIBOR                 71.62%
                    5/25 12 MO LIBOR                   27.96
                    5/10 12 MO LIBOR                    0.20
                    5/15 12 MO LIBOR                    0.12
                    5/20 12 MO LIBOR                    0.10
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

9. Index

                    Index                             Percent
                    -----                             -------
                    12ML                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

10. Loan Purpose

                    Loan Purpose                      Percent
                    ------------                      -------
                    Purchase                           62.77%
                    Refinance-Cashout                  18.69
                    Refinance-Rate/Term                18.54
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

11. Loan Type

                    Loan Type                         Percent
                    ---------                         -------
                    Conventional w/ PMI                 1.57%
                    Conventional w/o PMI               98.43
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

12. Property Type

                    Property Type                     Percent
                    -------------                     -------
                    SFR                                58.72%
                    PUD Detach                         24.29
                    Condo - Low                        10.95
                    Condo                               2.94
                    PUD Attach                          2.41
                    Townhouse                           0.57
                    2-Family                            0.12
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                  Percent
                    ----------------                  -------
                    Primary                            88.18%
                    Secondary                          10.89
                    Investor                            0.93
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

14. Documentation

                    Documentation                     Percent
                    -------------                     -------
                    Rapid                              41.10%
                    Standard                           37.23
                    Reduced                            21.67
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

15. State

                    State                             Percent
                    -----                             -------
                    California                         57.60%
                    Florida                             7.29
                    Virginia                            5.56
                    Maryland                            3.26
                    Illinois                            2.56
                    Other                              23.73
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

16. California

                    California                        Percent
                    ----------                        -------
                    Northern California                56.14%
                    Southern California                43.86
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                          Percent
                    --------                          -------
                    94611                               0.83%
                    95014                               0.67
                    95746                               0.63
                    94404                               0.61
                    95129                               0.55
                    Other                              96.72
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

18. Convertible Flag

                    Convertible Flag                  Percent
                    ----------------                  -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

19. Buydown Agreement

                    Buydown Agreement                 Percent
                    -----------------                 -------
                    N                                  99.79%
                    Y                                   0.21
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

20. OLTV

                    OLTV                              Percent
                    ----                              -------
                    <= 20.00                            0.13%
                    20.01 - 25.00                       0.32
                    25.01 - 30.00                       0.43
                    30.01 - 35.00                       0.44
                    35.01 - 40.00                       1.38
                    40.01 - 45.00                       1.74
                    45.01 - 50.00                       4.02
                    50.01 - 55.00                       3.02
                    55.01 - 60.00                       5.08
                    60.01 - 65.00                       5.26
                    65.01 - 70.00                      12.58
                    70.01 - 75.00                       9.72
                    75.01 - 80.00                      54.28
                    80.01 - 85.00                       0.29
                    85.01 - 90.00                       1.02
                    90.01 - 95.00                       0.26
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.74%
Lowest: 12.17%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

                    Cut-Off LTV                       Percent
                    -----------                       -------
                    <= 20.00                            0.13%
                    20.01 - 25.00                       0.32
                    25.01 - 30.00                       0.43
                    30.01 - 35.00                       0.44
                    35.01 - 40.00                       1.38
                    40.01 - 45.00                       1.74
                    45.01 - 50.00                       4.02
                    50.01 - 55.00                       3.23
                    55.01 - 60.00                       4.88
                    60.01 - 65.00                       5.26
                    65.01 - 70.00                      12.70
                    70.01 - 75.00                       9.72
                    75.01 - 80.00                      54.16
                    80.01 - 85.00                       0.29
                    85.01 - 90.00                       1.02
                    90.01 - 95.00                       0.26
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.70%
Lowest: 12.17%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

                    Delinquency*                      Percent
                    ------------                      -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

                    Times 30 Days DLQ                 Percent
                    -----------------                 -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

                    Prepayment Penalty Term           Percent
                    -----------------------           -------
                    0                                  99.52%
                    36                                  0.48
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

                    Prepayment Penalty                Percent
                    ------------------                -------
                    2%ofPPAmnt>20%                      0.48%
                    NONE                               99.52
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

                    Cutoff Rollterm                   Percent
                    ---------------                   -------
                    55 - 60                           100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 59.6 months
Lowest: 59 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Original Term

                    Original Term                     Percent
                    -------------                     -------
                    180                                 0.20%
                    240                                 0.12
                    300                                 0.10
                    360                                99.58
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

                    Cut-Off Remaining Term            Percent
                    ----------------------            -------
                    175 - 180                           0.20%
                    235 - 240                           0.12
                    295 - 300                           0.10
                    355 - 360                          99.58
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 359.0 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

                    Cutoff Loan Age                   Percent
                    ---------------                   -------
                    0                                  55.63%
                    1 - 6                              44.37
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.4 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

30. Gross Margin

                    Gross Margin                      Percent
                    ------------                      -------
                    2.250                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

                    Initial Cap (ARMs)                Percent
                    ------------------                -------
                    5.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

                    Periodic Cap (ARMs)               Percent
                    -------------------               -------
                    2.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

                    Maximum Rate (ARMs)               Percent
                    -------------------               -------
                    8.001 - 9.000                       1.23%
                    9.001 - 10.000                     26.95
                    10.001 - 11.000                    71.16
                    11.001 - 12.000                     0.66
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 10.248%
Lowest: 8.500%
Highest: 11.500%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-E
                                    7-1 ARMs
                            Collateral Summary Report

                                May 5, 2005 08:43
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $29,257,244.22
Loan Count: 56
Cut-off Date: 2005-05-01
Avg. Loan Balance: $522,450.79
Avg. Orig. Balance: $522,589.55
Percent IO: 53.79%
Accelerated Docs: 54.33%
W.A. FICO*: 752
W.A. Orig. LTV: 71.30%
W.A. Cut-Off LTV: 71.28%
W.A. Gross Coupon: 5.540%
W.A. Net Coupon: 5.287%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.83%
% over 100 COLTV: 0.00%
% with PMI: 2.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 21.90%
W.A. MI Adjusted LTV: 70.71%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.49%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                  Percent
                    ----------------                  -------
                    $350,001 - $400,000                18.41%
                    $400,001 - $450,000                 8.47
                    $450,001 - $500,000                20.85
                    $500,001 - $550,000                12.66
                    $550,001 - $600,000                 7.81
                    $600,001 - $650,000                 2.22
                    $650,001 - $700,000                 7.00
                    $700,001 - $750,000                 7.52
                    $750,001 - $800,000                 5.21
                    $850,001 - $900,000                 2.94

                    $950,001 - $1,000,000               3.42
                    $1,000,001 - $1,050,000             3.49
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $522,589.55
Lowest: $360,800.00
Highest: $1,021,930.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                   Percent
                    ---------------                   -------
                    $350,001 - $400,000                18.41%
                    $400,001 - $450,000                 8.47
                    $450,001 - $500,000                20.85
                    $500,001 - $550,000                12.66
                    $550,001 - $600,000                 7.81
                    $600,001 - $650,000                 2.22
                    $650,001 - $700,000                 7.00
                    $700,001 - $750,000                 7.52
                    $750,001 - $800,000                 5.21
                    $850,001 - $900,000                 2.94
                    $950,001 - $1,000,000               3.42
                    $1,000,001 - $1,050,000             3.49
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $522,450.79
Lowest: $360,800.00
Highest: $1,021,930.00

--------------------------------------------------------------------------------

4. Lien Position

                    Lien Position                     Percent
                    -------------                     -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

5. Coupon

                    Coupon                            Percent
                    ------                            -------
                    4.501 - 4.750                       4.17%
                    4.751 - 5.000                       3.49
                    5.001 - 5.250                      17.16
                    5.251 - 5.500                      26.98
                    5.501 - 5.750                      23.82
                    5.751 - 6.000                      19.73
                    6.001 - 6.250                       3.10
                    6.251 - 6.500                       1.56
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.540%
Lowest: 4.625%
Highest: 6.375%

--------------------------------------------------------------------------------

6. Credit Score

                    Credit Score                      Percent
                    ------------                      -------
                    800 - 849                          13.34%
                    750 - 799                          45.86
                    700 - 749                          29.09
                    650 - 699                          11.72
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 752
Lowest: 670
Highest: 816

--------------------------------------------------------------------------------

7. PMI Providers

                    PMI Providers                     Percent
                    -------------                     -------
                    NONE                               97.17%
                    PMIC                                1.56
                    GEMIC                               1.28
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

8. Product Type

                    Product Type                      Percent
                    ------------                      -------
                    7YR IO 12 MO LIBOR                 53.79%
                    7/23 12 MO LIBOR                   46.21
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

9. Index

                    Index                             Percent
                    -----                             -------
                    12ML                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

10. Loan Purpose

                    Loan Purpose                      Percent
                    ------------                      -------
                    Purchase                           69.03%
                    Refinance-Rate/Term                16.89
                    Refinance-Cashout                  14.08
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

11. Loan Type

                    Loan Type                         Percent
                    ---------                         -------
                    Conventional w/ PMI                 2.83%
                    Conventional w/o PMI               97.17
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

12. Property Type

                    Property Type                     Percent
                    -------------                     -------
                    SFR                                46.48%
                    PUD Detach                         34.74
                    Condo - Low                         8.88
                    PUD Attach                          6.53
                    Condo                               3.36
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                  Percent
                    ----------------                  -------
                    Primary                            95.02%
                    Secondary                           3.44
                    Investor                            1.54
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

14. Documentation

                    Documentation                     Percent
                    -------------                     -------
                    Standard                           45.67%
                    Reduced                            31.38
                    Rapid                              22.95
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

15. State

                    State                             Percent
                    -----                             -------
                    California                         41.11%
                    Virginia                           10.51
                    Florida                             9.57
                    Maryland                            5.88
                    North Carolina                      4.12
                    Other                              28.81
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

16. California

                    California                        Percent
                    ----------                        -------
                    Northern California                41.89%
                    Southern California                58.11
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                          Percent
                    --------                          -------
                    92649                               3.49%
                    94301                               3.42
                    20816                               2.94
                    20194                               2.85
                    98029                               2.67
                    Other                              84.63
                                                      ------
                    Total:                            100.00%
                                                      ======
--------------------------------------------------------------------------------

18. Convertible Flag

                    Convertible Flag                  Percent
                    ----------------                  -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

19. Buydown Agreement

                    Buydown Agreement                 Percent
                    -----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

20. OLTV

                    OLTV                              Percent
                    ----                              -------
                    35.01 - 40.00                       4.84%
                    40.01 - 45.00                       2.98
                    45.01 - 50.00                       1.33
                    50.01 - 55.00                       1.29
                    55.01 - 60.00                       5.44
                    60.01 - 65.00                       8.67
                    65.01 - 70.00                      11.27
                    70.01 - 75.00                       9.68
                    75.01 - 80.00                      51.66

                    80.01 - 85.00                       1.28
                    90.01 - 95.00                       1.56
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.30%
Lowest: 35.09%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

                    Cut-Off LTV                       Percent
                    -----------                       -------
                    35.01 - 40.00                       4.84%
                    40.01 - 45.00                       2.98
                    45.01 - 50.00                       1.33
                    50.01 - 55.00                       1.29
                    55.01 - 60.00                       5.44
                    60.01 - 65.00                       8.67
                    65.01 - 70.00                      11.27
                    70.01 - 75.00                       9.68
                    75.01 - 80.00                      51.66
                    80.01 - 85.00                       1.28
                    90.01 - 95.00                       1.56
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.28%
Lowest: 35.09%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

                    Delinquency*                      Percent
                    ------------                      -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

                    Times 30 Days DLQ                 Percent
                    -----------------                 -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

                    Prepayment Penalty Term           Percent
                    -----------------------           -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

                    Prepayment Penalty                Percent
                    ------------------                -------
                    NONE                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

                    Cutoff Rollterm                   Percent
                    ---------------                   -------
                    79 - 84                           100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 83.5 months
Lowest: 83 months
Highest: 84 months

--------------------------------------------------------------------------------

27. Original Term

                    Original Term                     Percent
                    -------------                     -------
                    360                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

                    Cut-Off Remaining Term            Percent
                    ----------------------            -------
                    355 - 360                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 359.5 months
Lowest: 359 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

                    Cutoff Loan Age                   Percent
                    ---------------                   -------
                    0                                  49.21%
                    1 - 6                              50.79
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.5 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

30. Gross Margin

                    Gross Margin                      Percent
                    ------------                      -------
                    2.250                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

                    Initial Cap (ARMs)                Percent
                    ------------------                -------
                    5.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

                    Periodic Cap (ARMs)               Percent
                    -------------------               -------
                    2.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

                    Maximum Rate (ARMs)               Percent
                    -------------------               -------
                    9.001 - 10.000                      7.66%
                    10.001 - 11.000                    87.68
                    11.001 - 12.000                     4.66
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 10.540%
Lowest: 9.625%
Highest: 11.375%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-E
                                    10-1 ARMs
                            Collateral Summary Report

                                May 5, 2005 08:44
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $40,550,799.05
Loan Count: 71
Cut-off Date: 2005-05-01
Avg. Loan Balance: $571,138.01
Avg. Orig. Balance: $574,205.35
Percent IO: 75.92%
Accelerated Docs: 75.80%
W.A. FICO*: 749
W.A. Orig. LTV: 71.54%
W.A. Cut-Off LTV: 71.33%
W.A. Gross Coupon: 5.630%
W.A. Net Coupon: 5.376%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.95%
% over 100 COLTV: 0.00%
% with PMI: 0.95%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 71.12%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.81%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                  Percent
                    ----------------                  -------
                    $350,001 - $400,000                 9.48%
                    $400,001 - $450,000                14.53
                    $450,001 - $500,000                 7.10
                    $500,001 - $550,000                 7.85
                    $550,001 - $600,000                10.85
                    $600,001 - $650,000                10.87
                    $650,001 - $700,000                 9.93
                    $700,001 - $750,000                10.78
                    $800,001 - $850,000                 4.04
                    $850,001 - $900,000                 2.14

                    $950,001 - $1,000,000               9.77
                    $1,050,001 - $1,100,000             2.66
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $574,205.35
Lowest: $360,000.00
Highest: $1,080,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                   Percent
                    ---------------                   -------
                    $350,001 - $400,000                10.40%
                    $400,001 - $450,000                14.53
                    $450,001 - $500,000                 7.10
                    $500,001 - $550,000                 7.85
                    $550,001 - $600,000                 9.92
                    $600,001 - $650,000                10.87
                    $650,001 - $700,000                 9.93
                    $700,001 - $750,000                10.78
                    $800,001 - $850,000                 4.04
                    $850,001 - $900,000                 2.14
                    $950,001 - $1,000,000               9.77
                    $1,050,001 - $1,100,000             2.66
                                                      ------
                    Total:                            100.00%
                                                      ======

Average: $571,138.01
Lowest: $360,000.00
Highest: $1,080,000.00

--------------------------------------------------------------------------------

4. Lien Position

                    Lien Position                     Percent
                    -------------                     -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

5. Coupon

                    Coupon                            Percent
                    ------                            -------
                    4.751 - 5.000                       2.77%
                    5.001 - 5.250                      15.31
                    5.251 - 5.500                      22.78
                    5.501 - 5.750                      28.97
                    5.751 - 6.000                      23.16
                    6.001 - 6.250                       7.01
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.630%
Lowest: 4.875%
Highest: 6.250%

--------------------------------------------------------------------------------

6. Credit Score

                    Credit Score                      Percent
                    ------------                      -------
                    800 - 849                           4.97%
                    750 - 799                          44.44
                    700 - 749                          41.44
                    650 - 699                           7.37
                    600 - 649                           1.78
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 749
Lowest: 646
Highest: 813

--------------------------------------------------------------------------------

7. PMI Providers

                    PMI Providers                     Percent
                    -------------                     -------
                    NONE                               99.05%
                    RGIC                                0.95
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

8. Product Type

                    Product Type                      Percent
                    ------------                      -------
                    10YR IO 12 MO LIBOR                75.92%
                    10/20 12 MO LIBOR                  24.08

                                                      ------
Total:                                                100.00%
                                                      ======

--------------------------------------------------------------------------------

9. Index

                    Index                             Percent
                    -----                             -------
                    12ML                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

10. Loan Purpose

                    Loan Purpose                      Percent
                    ------------                      -------
                    Purchase                           71.16%
                    Refinance-Cashout                  15.02
                    Refinance-Rate/Term                13.82
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

11. Loan Type

                    Loan Type                         Percent
                    ---------                         -------
                    Conventional w/ PMI                 0.95%
                    Conventional w/o PMI               99.05
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

12. Property Type

                    Property Type                     Percent
                    -------------                     -------
                    SFR                                60.87%
                    PUD Detach                         18.32
                    Condo - Low                        14.17
                    PUD Attach                          3.74
                    Condo                               2.90
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                  Percent
                    ----------------                  -------
                    Primary                            83.09%
                    Secondary                          16.91
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

14. Documentation

                    Documentation                     Percent
                    -------------                     -------
                    Rapid                              49.55%
                    Reduced                            26.25
                    Standard                           24.20
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

15. State

                    State                             Percent
                    -----                             -------
                    California                         44.79%
                    Florida                            13.67
                    Virginia                            8.72
                    Maryland                            4.95
                    North Carolina                      3.98
                    Other                              23.90
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

16. California

                    California                        Percent
                    ----------                        -------
                    Northern California                45.61%
                    Southern California                54.39
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                          Percent
                    --------                          -------
                    90266                               4.81%
                    07726                               2.47
                    34110                               2.47
                    94019                               2.46
                    22207                               2.37
                    Other                              85.42
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

18. Convertible Flag

                    Convertible Flag                  Percent
                    ----------------                  -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

19. Buydown Agreement

                    Buydown Agreement                 Percent
                    -----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

20. OLTV

                    OLTV                              Percent
                    ----                              -------
                    35.01 - 40.00                       1.50%
                    40.01 - 45.00                       1.41
                    45.01 - 50.00                       1.85
                    50.01 - 55.00                       7.11
                    55.01 - 60.00                       3.67
                    60.01 - 65.00                      10.48
                    65.01 - 70.00                      14.25
                    70.01 - 75.00                       2.77
                    75.01 - 80.00                      55.99
                    85.01 - 90.00                       0.95
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.54%
Lowest: 35.88%
Highest: 90.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

                    Cut-Off LTV                       Percent
                    -----------                       -------
                    30.01 - 35.00                       0.92%
                    35.01 - 40.00                       1.50
                    40.01 - 45.00                       1.41
                    45.01 - 50.00                       1.85
                    50.01 - 55.00                       6.19
                    55.01 - 60.00                       3.67
                    60.01 - 65.00                      10.48
                    65.01 - 70.00                      14.25
                    70.01 - 75.00                       2.77
                    75.01 - 80.00                      55.99
                    85.01 - 90.00                       0.95
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 71.33%
Lowest: 34.87%
Highest: 89.51%

--------------------------------------------------------------------------------

22. Delinquency*

                    Delinquency*                      Percent
                    ------------                      -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

                    Times 30 Days DLQ                 Percent
                    -----------------                 -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

                    Prepayment Penalty Term           Percent
                    -----------------------           -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

                    Prepayment Penalty                Percent
                    ------------------                -------
                    NONE                              100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

                    Cutoff Rollterm                   Percent
                    ---------------                   -------
                    103 or greater                    100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 118.9 months
Lowest: 114 months
Highest: 120 months

--------------------------------------------------------------------------------

27. Original Term

                    Original Term                     Percent
                    -------------                     -------
                    360                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

                    Cut-Off Remaining Term            Percent
                    ----------------------            -------
                    349 - 354                           0.91%
                    355 - 360                          99.09
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 358.9 months
Lowest: 354 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

                    Cutoff Loan Age                   Percent
                    ---------------                   -------
                    0                                  30.24%
                    1 - 6                              69.76
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 1.1 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

30. Gross Margin

                    Gross Margin                      Percent
                    ------------                      -------
                    2.250                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

                    Initial Cap (ARMs)                Percent
                    ------------------                -------
                    5.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

                    Periodic Cap (ARMs)               Percent
                    -------------------               -------
                    2.000                             100.00%
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

                    Maximum Rate (ARMs)               Percent
                    -------------------               -------
                    9.001 - 10.000                      2.77%
                    10.001 - 11.000                    90.22
                    11.001 - 12.000                     7.01
                                                      ------
                    Total:                            100.00%
                                                      ======

W.A.: 10.630%
Lowest: 9.875%
Highest: 11.250%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
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as appropriate (the "material"), is for your private information, and Banc of
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

material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.